     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2001


                                             1933 ACT REGISTRATION NO. 033-76432
                                             1940 ACT REGISTRATION NO. 811-08412

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 7 TO
                                    FORM S-6


               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2
                            ------------------------

             LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
                             (Exact name of Trust)
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                           1300 SOUTH CLINTON STREET
                                 P.O. BOX 1110
                              FORT WAYNE, IN 46801
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------


Name and complete address of agent for                   Copy to:
               service:
     Elizabeth Frederick, Esquire               Jeffrey A. Brine, Esquire
         The Lincoln National                      The Lincoln National
        Life Insurance Company                    Life Insurance Company
      1300 South Clinton Street                     350 Church Street
            P.O. Box 1110                           Hartford, CT 06103
      Fort Wayne, Indiana 46801


                            ------------------------

    Title of securities being registered: Flexible Premium Variable Life Insurance Policies.

    Approximate date of proposed public offering: Continuous

  INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (TITLE OF SECURITIES BEING REGISTERED)


An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Form 24f-2 for Registrant, for the fiscal year ending December 31, 2000 was filed March 22, 2001.


    It is proposed that this filing will become effective (check appropriate box)

        / /  immediately upon filing pursuant to paragraph (b)

        /X/  on May 1, 2001 pursuant to paragraph (b) of Rule 485

        / /  60 days after filing pursuant to paragraph (a) (1)
        / /  on (date) pursuant to paragraph (a) (1) of Rule 485

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      RECONCILIATION AND TIE BETWEEN ITEMS
                       IN FORM N-8B-2 AND THE PROSPECTUS

       N-8B-2
        ITEM            CAPTION IN PROSPECTUS
---------------------   ------------------------------------------------------------
                    1   Cover Page

                    2   Cover Page

                    3   Not Applicable

                    4   Distribution of the Policy

                    5   Lincoln Life, The General Account and The Separate Account

                    6   The Account

                    7   Not Applicable

                    8   Not Applicable

                    9   Legal Proceedings

                   10   Summary of the Policy; The Policy; The Separate Account; The
                          Investment Advisors; Addition, Deletion or Substitution of
                          Investments; Charges and Deductions; Policy Benefits;
                          Voting Rights; General Provisions

                   11   Summary of the Policy; The Investment Advisors

                   12   Summary of the Policy; The Investment advisors

                   13   Summary of the Policy; Charges and Deductions

                   14   Summary of the Policy; Requirements for Issuance of Policy

                   15   Premium Payment and Allocation of Premiums

                   16   Premium Payment and Allocation of Premiums; The Separate
                          Account

                   17   Summary of the Policy; Charges and Deductions; Policy
                          Benefits

                   18   Premium Payment and Allocation of Premiums; Policy Benefits

                   19   General Provisions; Voting Rights

                   20   Not Applicable

                   21   Policy Benefits; General Provisions

                   22   Not Applicable

                   23   Safekeeping of the Account's Assets

                   24   General Provisions

                   25   Lincoln Life

                   26   Not Applicable

                   27   Investment Advisors; Charges and Deductions

                   28   Executive Officers and Directors of Lincoln National Life
                          Insurance Co.

                   29   Lincoln Life, The General Account, and The Separate Account

                   30   Not Applicable

                   31   Not Applicable

                   32   Not Applicable

                   33   Not Applicable

                   34   Not Applicable

                   35   The Policy

       N-8B-2
        ITEM            CAPTION IN PROSPECTUS
---------------------   ------------------------------------------------------------
                   36   Not Applicable

                   37   Not Applicable

                   38   Summary of the Policy; Distribution of the Policy

                   39   Summary of the Policy; Distribution of the Policy

                   40   Not Applicable

                   41   Distribution of the Policy

                   42   Not Applicable

                   43   Not Applicable

                   44   Charges and Deductions

                   45   Not Applicable

                   46   Policy Benefits

                   47   Not Applicable

                   48   Not Applicable

                   49   Not Applicable

                   50   Not Applicable

                   51   Cover Page; Summary of the Policy; Charges and Deductions;
                          Policy Benefits; The Policy

                   52   Addition, Deletion or Substitution of Investments

                   53   Federal Tax Matters

                   54   Not Applicable

                   55   Not Applicable

                   56   Not Applicable

                   57   Not Applicable

                   58   Not Applicable

                   59   Not Applicable

MULTI FUND-REGISTERED TRADEMARK- VARIABLE LIFE

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K


Home Office:                              Administrative Office:
1300 South Clinton Street                 Personal Service Center MIR-1
P.O. Box 1110                             P.O. Box 5048
Fort Wayne, Ind. 46801                    Hartford, CT 06102-5048
(800-454-6265)                            (800-454-6265)



This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "we", the "company").

The policy features:

- flexible premium payments;

- a choice of two death benefit options;

- a choice of underlying investment options.

You may allocate net premiums to the subaccounts of our Flexible Premium Variable Life Account K ("Separate Account"). Each subaccount invests in one of the Funds listed below.

- Delaware Group Premium Fund

  -- Global Bond Series

  -- Growth and Income Series

  -- Trend Series

- Lincoln National Aggressive Growth Fund, Inc.

- Lincoln National Bond Fund, Inc.

- Lincoln National Capital Appreciation Fund, Inc.

- Lincoln National Equity-Income Fund, Inc.

- Lincoln National Global Asset Allocation Fund, Inc.

- Lincoln National Growth and Income Fund, Inc.

- Lincoln National International Fund, Inc.

- Lincoln National Managed Fund, Inc.

- Lincoln National Money Market Fund, Inc.

- Lincoln National Social Awareness Fund, Inc.

- Lincoln National Special Opportunities Fund, Inc.


Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.


It may not be advantageous to replace existing insurance or supplement an existing flexible premium variable life insurance contract with the policy. This Separate Account prospectus is being furnished along with the prospectuses of the Funds. These should be read carefully to understand the policy being offered.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS PROSPECTUS OR DETERMINED IT IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.


                         Prospectus Dated: May 1, 2001

TABLE OF CONTENTS


                                    PAGE
----------------------------------------
SUMMARY OF THE POLICY                 1
----------------------------------------
LINCOLN LIFE, THE GENERAL ACCOUNT,
  AND THE SEPARATE ACCOUNT
Lincoln Life                          5
The General Account                   5
The Separate Account                  6
Fund Participation Agreement          6
The investment advisors               7
Addition, deletion or substitution
  of investments                      7
----------------------------------------
THE POLICY
Requirements for issuance of a
  policy                              8
Units and unit values                 8
Premium payment and allocation of
  premiums                            9
Dollar cost averaging program        10
Effective date                       11
Right to examine policy              11
Policy termination                   11
----------------------------------------
CHARGES AND DEDUCTIONS
Percent of premium charge            12
Contingent deferred sales charge     12
Contingent deferred administrative
  charge                             12
Surrender charge                     13
Monthly deductions                   13
Cost of insurance charges            13
Monthly charge                       14
Fund charges and expenses            14
Mortality and expense risk charge    15
Other charges                        16
Reduction of charges                 16
Exchange of Lincoln Life Universal
  Life policies                      16
Term conversion credits              16
----------------------------------------
POLICY BENEFITS
Death benefit and death benefit
  types                              17
Death benefit guarantee              19
Policy changes                       19
Policy value                         19
Transfer between subaccounts         21
Transfer to and from the General
  Account                            21
Loans                                21
Withdrawals                          22



                                    PAGE
----------------------------------------
Policy lapse and reinstatement       23
Surrender of the policy              23
Proceeds and payment options         24
----------------------------------------
GENERAL PROVISIONS
The contract                         25
Suicide                              25
Representations and contestability   25
Incorrect age or sex                 25
Change of owner or beneficiary       25
Assignment                           26
Reports and records                  26
Projection of benefits and values    26
Postponement of payments             27
Riders                               27
----------------------------------------
DISTRIBUTION OF THE POLICY           29
----------------------------------------
TAX ISSUES                           30
TAXATION OF LIFE INSURANCE
  CONTRACTS IN GENERAL               30
POLICIES WHICH ARE MECS              31
POLICIES WHICH ARE NOT MECS          32
OTHER CONSIDERATIONS                 32
TAX STATUS OF LINCOLN LIFE           33
----------------------------------------
VOTING RIGHTS                        33
----------------------------------------
STATE REGULATION OF LINCOLN LIFE
  AND THE SEPARATE ACCOUNT           34
----------------------------------------
SAFEKEEPING OF THE SEPARATE
  ACCOUNT'S ASSETS                   34
----------------------------------------
LEGAL PROCEEDINGS                    34
----------------------------------------
OFFICERS AND DIRECTORS OF LINCOLN
  NATIONAL LIFE INSURANCE CO.        35
----------------------------------------
EXPERTS                              37
----------------------------------------
ADDITIONAL INFORMATION               37
----------------------------------------
APPENDIX A: Table of base minimum
  premiums                           38
----------------------------------------
APPENDIX B: Table of surrender
  charges                            40
----------------------------------------
APPENDIX C: Illustrations of
  policy values                      42
----------------------------------------
FINANCIAL STATEMENTS
Separate Account Financial
  Statements                        K-1
Company Financial Statements        S-1

SUMMARY OF THE POLICY


This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:


  1.) fixed basis;

  2.) variable basis; or a

  3.) combination of both fixed and variable bases.


We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.


At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy failing to meet federal tax law requirements.


The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.


INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named, the insured (the person whose life is insured under the policy) will be the owner of the policy. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important choices to make:

  1.) one of the two death benefit types;

  2.) the amount of premium you want to pay; and

  3.) the amount of your net premium payment to be placed in each of the funding options you select.

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan amount balances, other outstanding amounts due, and surrendered amounts.


When you purchase your policy, you must choose one of two death benefit types. If you choose type 1, the death benefit will be the greater of: the specified amount of the policy or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose type 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death benefit, page 17.)



For the first three years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount and regardless of the gains or losses of the funds you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for three years even though your policy value is insufficient to pay current monthly deductions. (See Death benefit guarantee, page 19.) If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death benefit, page 17.)

AMOUNT OF PREMIUM PAYMENT


When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium payment, page 9.) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy lapse and reinstatement, page 23.)



When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be deposited in the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid. State laws where you live might change the number of days in the "right-to-examine" time period. (See Right to examine policy, page 11.)


HOW ARE MY PREMIUMS PROCESSED?


You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date (the date the policy is recorded on our books as an in-force policy) the policy value and all subsequent net premiums will automatically be invested according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.


SELECTION OF FUNDING VEHICLES


You must choose the funds or series in which you want to place each net premium payment. Twelve subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund. If the mutual funds you select goes up in value, so does the cash value of your policy.



Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.


You may also choose to place all or part of your premium payment into the General Account, Premium payments put into the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account, and have a guaranteed minimum interest rate of 4% per year. For additional information see the General Account, page 5.

You can allocate amounts to one or more of the subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account K, established by Lincoln Life to receive and invest net premiums paid under the policy. The available funds or series are:

SERIES
Three series are being offered by Delaware Group Premium Fund.


GLOBAL BOND -- Seeks current income consistent with preservation of principal by investing primarily in fixed income securities that may also provide the potential for capital appreciation. The Series will invest in fixed income securities of issuers from at least three different countries, one of which may be the United States.

GROWTH AND INCOME -- Seeks capital appreciation with current income as a secondary objective.



TREND -- Seeks long-term capital appreciation by investing primarily in stocks of small companies and convertible securities of emerging and other growth-oriented companies.


FUNDS
All of the funds with the exception of the Special Opportunities Fund are diversified, open-end management investment companies. The Special Opportunities Fund is open-end, but is non-diversified.


AGGRESSIVE GROWTH FUND (1994) -- Seeks to maximize capital appreciation. The fund invests in stocks of smaller, lesser-known companies which have a chance to grow significantly in a short time.



BOND FUND (1981) -- Seeks maximum current income consistent with prudent investment strategy. The fund invests primarily in medium- and long-term corporate and government bonds.



CAPITAL APPRECIATION FUND (1994) -- Seeks long-term growth of capital consistent with preservation of capital. The fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy some money market securities and bonds, including junk bonds.



EQUITY-INCOME FUND (1994) -- Seeks reasonable income by investing primarily in income-producing equity securities. The fund invests mostly in high-income stocks with some high-yielding bonds (including junk bonds).



GLOBAL ASSET ALLOCATION FUND (1987) -- Seeks long-term total return consistent with preservation of capital. The fund allocates its assets among several categories of equity and fixed-income securities, both of U.S. and foreign issuers.



GROWTH AND INCOME FUND (1981) -- Seeks long-term capital appreciation. Dividend income is a secondary consideration. The Fund seeks this objective through a broadly diversified portfolio of equity securities of large-cap U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy.



INTERNATIONAL FUND (1991) -- Seeks long-term capital appreciation. The fund trades in securities issued outside the United States -- mostly stocks, with an occasional bond or money market security.



MANAGED FUND (1983) -- Seeks maximum long-term total return (capital gains plus income) consistent with prudent investment strategy. The fund invests in a mix of stocks, bonds and money market securities.



MONEY MARKET FUND (1981) -- Seeks maximum current income consistent with the preservation of capital. The fund invests in high quality short term obligations issued by U.S. corporations; the U.S. Government; and federally-chartered banks and U.S. branches of foreign banks.



SOCIAL AWARENESS FUND (1988) -- Seeks long-term capital appreciation. The fund buys stocks of established companies which adhere to certain specific social criteria.



SPECIAL OPPORTUNITIES FUND (1981) -- Seeks maximum capital appreciation. The fund primarily invests in mid-size companies whose stocks have significant growth potential. Current income is a secondary consideration.



WHAT CHARGES AND DEDUCTIONS
ARE MADE FROM MY POLICY?



Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

We deduct a percent of premium charge from each premium payment. The total charge is currently 3.95%, 1.95% for sales loads and 2.00% for taxes. We make monthly deductions for administrative expenses (currently $7.50 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .68% and is guaranteed not to exceed .90%. (See Mortality and expense risk charge, page 15.)



Each fund or series has its own management fee charge, also deducted daily. Each fund's or series' expense levels will affect its investment results. The table on Fund charges and expenses, page 15, shows your current expense levels for each fund or series.



Each policy year you may make 12 transfers between subaccounts. You may also transfer amounts from the Separate Account to the General Account and, subject to limitations, from the General Account to the Separate Account. For each transfer a charge of $10 is deducted from the amount transfered. Currently, this charge is being waived. (See Transfer between subaccounts, page 21.)


The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and deductions, beginning on page 11.)


You may borrow within the described limits under your policy. If you borrow, interest will be charged to the loan amount. Currently the interest rate is 6%. Interest will be credited to the loan amount. Currently the interest credited is at an annual rate of 5.05%. (See Loans, page 21.)


BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of fund options available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one fund to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (See Policies which are MECS, page 31.) an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge and will result in penalty tax if made before age 59 1/2.



Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (See table following Policy benefits, page 18.). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.


Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges and premium taxes may be applicable to your policy, these charges are explained in more detail beginning on page 11. The significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy loans and less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

LINCOLN LIFE,
THE GENERAL ACCOUNT AND
THE SEPARATE ACCOUNT


LINCOLN LIFE



The Lincoln National Life Insurance Company (Lincoln Life), organized under Indiana Law in 1905, is one of the largest stock life insurance companies in the United States. Lincoln Life is engaged primarily in the direct issuance of life and health insurance contracts and annuities, and is also a professional reinsurer. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company domiciled in Indiana.



Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. With headquarters in Philadelphia, Lincoln Financial Group has consolidated assets of nearly $100 billion and annual consolidated revenues of over $6.8 billion. Through its wealth accumulation and protection businesses, the company provides annuities, life insurance, 401(k) plans, life-health reinsurance, mutual funds, institutional investment management and financial planning and advisory services.


THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account is not registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established the Lincoln Life Flexible Premium Variable Life Account K ("Account K"), on March 9, 1994. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open.

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under federal securities laws. Registration with the Securities and Exchange Commission ("Commission") does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Commission.

The Separate Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the following funds or series:

Delaware Global Bond Series
Delaware Growth and Income Series
Delaware Trend Series
Lincoln National Aggressive Growth Fund, Inc.
Lincoln National Bond Fund, Inc.
Lincoln National Capital Appreciation Fund, Inc.
Lincoln National Equity-Income Fund, Inc.
Lincoln National Global Asset Allocation Fund, Inc.
Lincoln National Growth and Income Fund, Inc.
Lincoln National International Fund, Inc.
Lincoln National Managed Fund, Inc.
Lincoln National Money Market Fund, Inc.
Lincoln National Social Awareness Fund, Inc.
Lincoln National Special Opportunities Fund, Inc.

Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds or series are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contractowners, We have agreed to notify the Board of Directors for the funds and of the series and to remedy, at our own expense, any such conflict.

There is no assurance that any fund or series will achieve its stated objective.


FUND PARTICIPATION AGREEMENT



In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, Lincoln Life must perform certain administrative services for the fund advisors or distributors. For these administrative functions, Lincoln Life may be compensated by the fund at annual rates of between .10% and .37% of the assets attributable to the policies.

THE INVESTMENT ADVISORS



Delaware Lincoln Investment Advisers ("DLIA") is the investment advisor for the funds listed below. DLIA is part of the Lincoln Financial Group of companies and is headquartered at 2005 Market Street, Philadelphia, Pennsylvania 19103.



Additionally, DLIA currently has five sub-advisory agreements pursuant to which the sub-advisor may perform some or substantially all of the investment advisory services required by a fund. No additional compensation from the assets of those funds will be assessed as a result of the sub-advisory agreements. The following lists the five sub-advisors and the respective funds that they serve:



SUB-ADVISOR                                    FUND(S)

Delaware International Advisors, Ltd.          International
Fidelity Management & Research Company         Equity-Income
Janus Capital                                  Capital Appreciation
Putnam Investment Management, L.L.C.           Aggressive Growth
                                               Global Asset Allocation
Goldman Sachs Asset Management                 Growth and Income



The Bond, Managed and Money Market Funds do not have sub-advisors.



Vantage Investment Advisers ("VIA") is the investment advisor for the Social Awareness and Special Opportunities Funds. Delaware Management Company (Delaware Management) is the investment advisor for the Delaware Growth and Income Series and the Delaware Trend Series. Delaware International Advisers Ltd. (Delaware International) is the investment advisor for the Delaware Global Bond Series. DLIA, VIA and Delaware Management are each series of Delaware Management Business Trust (Delaware Trust). Both Delaware Trust and Delaware International are registered with the Securities and Exchange Commission as investment advisors. Both Delaware Trust and Delaware International are indirect, wholly owned subsidiaries, and subject to the ultimate control of LNC.


ADDITION, DELETION, OR
SUBSTITUTION OF INVESTMENTS


Lincoln Life cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.


We reserve the right to eliminate the shares of any fund or series and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund or series should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Securities and Exchange Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.


Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax, or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.


In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $50,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability sufficient to us. Acceptance is subject to our underwriting rules and, except in California, Lincoln Life reserves the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan payments, or transfer of values into a subaccount), the amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, withdrawals and withdrawal charges, surrender and surrender charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges, or monthly charges), units are redeemed from that subaccount
 . The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day.

The unit value for a subaccount on a specified valuation date is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first three policy years, the policy will lapse unless either the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death benefit guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first three policy years will guarantee that the policy will remain in force for the first three policy years despite negative net cash surrender value (see Death benefit guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly charges, and extra cost of insurance changes for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule. Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first three policy years. Unless the policy is being continued under the death benefit guarantee (see Death benefit guarantee), the policy will lapse any time outstanding loans with interest exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (See Policy lapse and reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all premiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of premium charge).

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make previous arrangements with Lincoln Life to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least equal to the General Account guaranteed interest rate shown on the policy schedule. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 minimum is transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same day each month as the policy date) on or next following the day the application for the increase is approved.


RIGHT TO EXAMINE POLICY



A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.


POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

  1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

  2)  the policy is surrendered,

  3)  the insured dies, or

  4)  the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

  1.) Providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

  2.) Administering the policy;

  3.) Assuming certain risks in connection with the policy;

  4.) Incurring expenses in distributing the policy.


We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.


The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE. A percent of premium charge is currently deducted from each premium you pay. The total charge currently consists of the sum of the following:

  a. 1.95% for charges deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 1.95%.

  b. 2.00% for premium taxes and other taxes not deemed to be sales loads as defined by the Investment Company Act of 1940. This item is guaranteed not to exceed 4.00%.


CONTINGENT DEFERRED SALES CHARGE (CDSC). During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDSC is approximately equal to 44% (less at older ages) of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the surrender charge found in the table of Surrender Charges (see Appendix B) times one-third. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1000 of specified amount, or $999 for a policy with $100,000 specified amount. One-third of the surrender charge, or $333, is the CDSC for the policy.) Furthermore, upon lapse or surrender of the policy or voluntary reduction in specified amount at any time during the first two policy years, the total sales charges actually deducted (the sales charge component of the percent of premium charge plus the CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus the sales charge component of the percent of premium charge on premiums paid in excess of those amounts.


During the second and subsequent policy years, the CDSC will equal the CDSC during the first policy year times the percent indicated in the following table.


CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC). During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted if the policy lapses or is surrendered or upon a voluntary reduction in specified amount. During the first policy year, the CDAC is approximately equal to 88% (less at older ages) of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the surrender charge found in the table of surrender charges (see Appendix B) times two-thirds. (For example, the surrender charge for a male preferred smoker age 35 is $9.99 per $1,000 of specified amount, or $999 for a policy with $100,000 specified amount. Two-thirds of the surrender charge, or $666, is the CDAC for the policy).


During the second and subsequent policy years the CDAC will equal the CDAC during the first policy year times the percent indicated in the following table.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon lapse or surrender of the policy or upon a voluntary reduction of the increased specified amount at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the table below, where policy year is calculated from the date of the increase.


DURING POLICY YEAR                             PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)                         TO BE DEDUCTED
--------------------------------------------------------------------------------------------
 2,3,4,5                                       100%
 6                                             95
 7                                             90
 8                                             85
 9                                             80
10                                             70
11                                             60
12                                             50
13                                             40
14                                             30
15                                             20
16                                             10


When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE. The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table above. For increases in the specified amount, additional surrender charges apply. During the first 5 years after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by two-thirds. During years 6 through 16 after an increase, the values in Appendix B are multiplied by two-thirds and times the percentage given in the table above.

MONTHLY DEDUCTIONS. On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: A monthly charge and a monthly cost of insurance deduction. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES. On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

  a.  The death benefit on the monthly anniversary day; divided by

  b. 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

  c. The policy value on the monthly anniversary day without regard to the cost of insurance; divided by

  d.  1,000; the result multiplied by

  e.  The applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), rate class of the person insured, and specified amount of the policy. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex, rate class, and specified amount and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

The specified amount of the policy will affect the cost of insurance rates applied to a specific policy. In general, policies with a specified amount of $200,000 or more will have lower current cost of insurance rates than policies with smaller specified amounts.

MONTHLY CHARGE. A monthly charge of $7.50 is deducted from the policy value while the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.


FUND CHARGES AND EXPENSES. The investment advisor for each of the funds or series deducts a daily charge as a percent of the net assets in each fund or series as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds or series, expressed as an annual percentage of each funds or series net assets, will range from .36% to .96%. These charges and other fund or series expenses have the effect of reducing the investment results credited to the subaccounts.

                                                         Total Annual
                                                          Operating                          Total Fund
                                                       Expenses Without      Total       Operating Expenses
                             Management     Other         Waivers or      Waivers and      with Waivers or
Series or Fund                  Fee*      Expenses*      Reductions*      Reductions*        Reductions*
------------------------------------------------------------------------------------------------------------
Global Bond (1)                 .75%         .20%            .95%               .10%             .85%
Growth and Income (2)           .60          .08             .68                .00              .68
Trend (3)                       .73          .11             .84                .01              .83
Aggressive Growth               .70          .08             .78                .00              .78
Bond                            .45          .09             .54                .00              .54
Capital Appreciation            .71          .05             .76                .00              .76
Equity-Income                   .72          .07             .79                .00              .79
Global Asset Allocation         .72          .22             .94                .00              .94
Growth and Income               .31          .05             .36                .00              .36
International                   .80          .16             .96                .00              .96
Managed                         .37          .07             .44                .00              .44
Money Market                    .48          .10             .58                .00              .58
Social Awareness                .33          .05             .38                .00              .38
Special Opportunities           .41          .08             .49                .00              .49


*Expressed as an annual percentage of each entity's average daily net assets.


(1) The investment advisor for the Global Bond Series is Delaware International Advisers Ltd. ("DIAL"). Effective May 1, 2001 through October 31, 2001, DIAL has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Without such an arrangement, the total operating expense for the Series would have been 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next
    $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.



(2) The investment advisor for the Growth and Income Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.80%. DMC has voluntarily elected to cap its management fee for this Series at 0.60% indefinitely.



(3) The investment advisor for the Trend Series is Delaware Management Company, Inc. ("DMC"). Effective May 1, 2001 through October 31, 2001, DMC has voluntarily agreed to waive its management fee and reimburse the Series for expenses to the extent that total expenses will not exceed 0.85%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1,500 million, 0.60% on assets in excess of $2,500 million, all per year.


See the prospectuses of the funds and series for more complete information about their expenses.

MORTALITY AND EXPENSE RISK CHARGE. Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0018630% (which is equivalent to an annual rate of .68%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

Lincoln Life will reduce the current mortality and expense risk charge whenever the previous year's average ratio of fund miscellaneous expenses to average net assets exceeds .10 of 1%. The reduction for the following 12 months will take effect each May 1 and will equal the excess, if any, of the average ratio of fund miscellaneous expenses to average net assets over .10%; however, the reduction will never exceed .10%.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES. Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is equal to the greater of (1) a minimum withdrawal charge or processing fee (currently limited voluntarily to $10), or (2) at times when the surrender charge is greater than zero, an amount equal to the amount withdrawn multiplied by the percent of withdrawal charge (currently limited voluntarily to 3%, during the first ten policy years only). The amount, if any, by which the withdrawal charge exceeds the processing fee first reduces any remaining CDSC; any further excess next reduces any remaining CDAC; and any remaining excess will be waived. The withdrawal charge is guaranteed not to exceed the greater of $25 or 5% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The maximum number of transfers allowed between subaccounts in a policy year is twelve.

No charges are currently made from the Separate Account for federal or state income taxes. Should we determine that such taxes may be imposed, we may make deductions from the policy to pay those taxes (See Tax issues).

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyholders, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

EXCHANGE OF LINCOLN LIFE UNIVERSAL LIFE POLICIES

Existing Lincoln Life Universal Life policies may currently be exchanged for a policy described in this prospectus. Because our expenses are reduced in such exchanges, as a current practice the percent of premium charge will be waived on the amount of policy value exchanged. In addition, as a current practice the Contingent Deferred Sales Charge and the Contingent Deferred Administrative Charge will be reduced to 25% of the normal charges for the specified amount transferred and further reduced by the amount of any surrender charge collected on the surrendered policy. All additional premiums will be subject to the percent of premium charge and any increase in specified amount will be subject to additional surrender charges. Existing Lincoln Life Variable Life policies may not be exchanged unless or until we receive special exemptive relief from the Commission to honor such exchange requests.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy. Term insurance policies issued by Lincoln Life or by most other life insurance companies may be converted to the policy under this program and receive term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES


The specified amount, which may not be less than $50,000, is the amount requested by the policyowner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the policy Specification Page.


As long as the policy remains in force (see Policy lapse and reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and payment options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Policy lapse and reinstatement.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The policy offers two death benefit types: Type 1, basic coverage, and Type 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy changes.)

TYPE 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at anytime is based on the attained age of the insured as of the beginning of the policy year.

TYPE 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a Type 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a Type 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Type 2 basic plus policy value coverage than on a Type 1 basic coverage. As a result, policy values under a Type 1 basic coverage tend to increase faster than under a Type 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Type 1 basic coverage. In contrast, the death benefit under Type 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Type 2 basic plus policy value coverage.

The specified percentages are shown in the table below:
ITALIC TABLE HEADS

ATTAINED       SPECIFIED    ATTAINED       SPECIFIED    ATTAINED       SPECIFIED
AGE            PERCENTAGE   AGE            PERCENTAGE   AGE            PERCENTAGE
---------------------------------------------------------------------------------
40 OR
YOUNGER        250%         59             134%         91             104%
41             243          60             130          92             103
42             236          61             128          93             102
43             229          62             126          94             101
44             222          63             124          95 OR          100
45             215          64             122          OLDER
46             209          65             120
47             203          66             119
48             197          67             118
49             191          68             117
50             185          69             116
51             178          70             115
52             171          71             113
53             164          72             111
54             157          73             109
55             150          74             107
56             146          75             105
57             142          THROUGH
58             138          90

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under Type 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% X $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under Type 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% X $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% X $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% X $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first three policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first three policy years, provided the death benefit guarantee monthly premium requirement continues to be met. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Type 1 to Type 2 or from Type 2 to Type 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Type 1 to Type 2, the specified amount after such change will be equal to the specified amount prior to such change minus the policy value on the date of change.

If the change is from Type 2 to Type 1, the specified amount after such change will be equal to the specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the investment performance of the General Account and of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value or net cash surrender value.

On the policy date, the policy value will be the initial net premium, minus the sum of the following:

  a.  The monthly charge;

  b.  The cost of insurance for the first month;

  c.  Any charges for extra benefits.

On each monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals;

  h. Any amount charged against the investment amount for federal or other governmental income taxes;

  i.  All partial surrender charges deducted since the preceding day;

  j.  The monthly charge;

  k.  The cost of insurance for the following month;

  l.  Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

  a.  The policy value on the preceding day;

  b. Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  c. Interest at not less than the General Account guaranteed interest rate shown on the policy schedule on amounts allocated to the General Account;

  d. Interest at not less than the rate shown on the policy schedule on any outstanding loan amount;

  e.  Any net premiums received since the preceding day.

Minus the sum of the following:

  f. Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

  g.  Any withdrawals; and

  h. Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in Charges and deductions, beginning on page 11.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's or series' assets, reduced by the per unit share of the asset management charge, any miscellaneous expenses incurred by the fund or series, and the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund or series during the period.

The value of the assets in the funds or series will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS


Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us; transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, Lincoln Life will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received, at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.


TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to some restrictions. A maximum of 20% of the unloaned policy value in the General Account may be transferred to the Separate Account in any period of 12 consecutive months. However, as a current practice, the 20% maximum transfer limitation does not apply for the first 6 policy months. There is no minimum transfer amount; however, if the unloaned amount in the General Account is $500 or less, the owner may transfer the entire unloaned amount out of the General Account. A transfer charge of $10 is made for each transfer and may be deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.


Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to Lincoln Life as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Federal tax matters.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy lapse and reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise, the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. The deduction may be made by some other method if the owner requests, and if such method is acceptable to Lincoln Life. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 5.05%. Any interest not paid when due will be added to the existing loan amount, and will also be charged interest at the same policy loan rate.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase or decrease the potential for policy lapse. In addition, outstanding policy loans reduce the death benefit.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS


Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. As a current practice, the withdrawal charge is equal to 3% of the withdrawn amount during the first 10 policy years, and is equal to $10 at all other times. This charge is guaranteed not to exceed the greater of $25 or 3% of the withdrawn amount at times when the surrender charge is greater than zero and is guaranteed not to exceed $25 at all other times. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Federal tax matters.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Type 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Type 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied by the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death benefit and death benefit types.) In such cases, where the death benefit is reduced by an amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of payments.)

POLICY LAPSE AND REINSTATEMENT

During the first three policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death benefit guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. In any event, if the policy has been fully surrendered, it may not be reinstated.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received in our administrative mailing address, or at a later date if you so request. Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received at our administative mailing address. However, if you have money due from the General Account, payment of transfers from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General Account, interest will be paid as required by law from the date the recipient would otherwise been entitled to receive the payment.

All coverage under the policy will automatically terminate if the owner makes a full surrender. The surrender of the policy may have tax consequences and is discussed under Tax issues.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday) on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.


PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.


You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.

Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is non-participating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.

CHANGE OF OWNER OR BENEFICIARY


The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.


The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing in a form suitable to us and received at our administrative office. The change will be effective as of the date signed once received. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.


If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.


ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. Lincoln Life will not be responsible for the validity of any assignment, and reserves the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds and series.


Policyowners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.


We have entered into an agreement with Delaware Management Company, Inc. and Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA 19203, to provide accounting services to the Separate Account.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing on a form suitable to us. The report will be comparable in format to those shown in Appendix C and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.

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
POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:


(i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;


(ii) the Commission by order permits postponement for the protection of owners;
    or

(iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS


The availability of the riders listed below is subject to approval by the State Insurance Department of the State in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences.



Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.


TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an other insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $25,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.


GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date reduces the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.


ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. This rider is available for ages 5 through 64. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. If the Covered Insured (Primary Insured or Other Insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the death benefit guarantee monthly premium. This rider is available for ages 5 through
64. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the Option Life). Available to issue ages 0 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 0 through 70. The cost of insurance for this rider is based on the retirement option amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

JOINT LIFE TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the Joint Life Term Death Benefit upon the death of the first to die of the

Covered Insureds. This rider is available for issue ages 20 to 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value.

LAST SURVIVOR TERM RIDER FOR COVERED INSUREDS. This rider provides term insurance for two, three, or four individuals and pays the last survivor term death benefit upon the death of the last to die of the Covered Insureds. This rider is available for issue ages 20 to 85 if the average of the ages does not exceed 80. The cost of insurance and monthly charges for this rider are deducted monthly from the policy value. The minimum issue amount is $25,000; the maximum issue amount is equal to 19 times the specified amount of the policy.

LAST SURVIVOR CONTINGENT OPTION INSURABILITY RIDER AND LAST SURVIVOR RETIREMENT OPTION INSURABILITY RIDER. These riders are only available if a Last Survivor Term Rider for Covered Insureds is on the policy. The Last Survivor Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional last survivor policy without evidence of insurability upon the death of the designated person (the option life). The Last Survivor Retirement Option Insurability Rider grants a similar benefit to be exercised within 60 days of the option date. The option date is chosen at issue and cannot be later than age 80 of the oldest insured. Available to issue ages 20 through 70 of the oldest insured. The cost of insurance for this rider is based on the contingent option amount and is deducted monthly from the policy value. The minimum issue amount is $100,000; the maximum issue amount is 5 times the specified amount of the last survivor term rider to which it is attached.

DISTRIBUTION OF THE POLICY

Lincoln Life offers the policies in all jurisdictions where it is licensed to do business. Lincoln Life, the principal underwriter for the policies, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal business address of Lincoln Life is 1300 South Clinton Street, Fort Wayne, Ind. 46802.


The policy may be sold by individuals who, in addition to being appointed as life insurance agents for Lincoln Life, are also registered representatives of Lincoln Financial Advisors Corp. or Lincoln Financial Distributors (both registered representatives affiliated with Lincoln). The policy may also be sold by registered representatives of other broker-dealers. Registered representatives may receive commission and service fees up to 60% of the first year required premium (the death benefit guarantee monthly premium times 12), plus up to 2% of all other premiums paid, plus .25% of accumulated policy values in the third policy year and each year thereafter. Selling representatives are also eligible for cash bonuses and "non-cash compensation." The latter [as defined in NASD 2820] is represented by such things as office space, computers, club credit, newsletters and training.



The selling office receives additional compensation on the first year premium and all additional premiums. In some situations the selling office may elect to share its commission with the registered representative. Depending in the particular selling arrangements there may be others who Lincoln compensates for distribution activities. (For example, Lincoln Life may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices.)



All compensation is paid from Lincoln Life's resources, which include sales charges made under this policy.

TAX ISSUES


INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for Federal income tax purposes.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income.

Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.


TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a MEC for Federal income tax purposes.



POLICIES WHICH ARE MECS


CHARACTERIZATION OF A POLICY AS A MEC. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by a "7-pay test" under the tax law or if the policy is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECS. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECS


TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
 Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table used to measure charges under the policy, which ends at age 100, we believe the policy will continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20-percent owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY OR CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

VOTING RIGHTS

To the extent required by law, we will vote shares of the funds and series held in the Separate Account at regular and special shareholder meetings of the funds and series. Votes will be computed in accordance with instructions received from persons having voting interests in the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the fund shares in its own right, it may elect to do so.

The number of votes which each policyowner has the right to instruct will be determined as one vote for each $100 of policy value in each subaccount. Fractional shares will be allocated for amounts less than $100. The number of votes which the policyowner has the right to instruct will be determined as of the date established by the various series for determining shareholders eligible to vote at the meetings of the funds and series. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the funds and series. We will vote shares of each fund and series as to which no timely instructions are received in proportion to the voting instructions which are received with respect to all policies participating through the Separate Account in that fund or series. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.

DISREGARD OF VOTING INSTRUCTIONS. We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of any of the funds or series or to approve or disapprove an investment advisory contract for a fund or series. In addition, we may disregard voting instructions in favor of changes initiated by a policyowner in the investment policy or the investment advisor of a fund or series if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determine that the change would have an adverse effect on its General Account in that the proposed investment policy for any fund or series may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semiannual report to policyowners.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Insurance Department of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance ("Department") on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount.

The funds and series do not issue certificates. Thus, Lincoln Life holds the Separate Account's assets in an open account in lieu of stock certificates. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $25,000,000 for a single loss and a $50,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

LEGAL PROCEEDINGS


Lincoln Life is involved in various pending or threatened legal proceedings arising from the conduct of its business. Most of these proceedings are routine and in the ordinary course of business. In some instances they include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for equitable relief.



Lincoln Life has also reached an agreement in principle to resolve its potential liability from the sale of interest sensitive universal and participating whole life insurance policies alleged in class action lawsuits against it. The agreement, which is subject to court approval, is expected to become final later in 2001.



After consultation with legal counsel and a review of available facts, it is management's opinion that the ultimate liability, if any, under the suits and settlement described above will not have a material adverse effect on the financial position of Lincoln Life.

OFFICERS AND DIRECTORS
LINCOLN NATIONAL LIFE INSURANCE CO.


NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
------------------------------------------------------------------------------------
JON A. BOSCIA                    Chief Executive Officer and Chairman of the Board
PRESIDENT AND DIRECTOR           of Directors [3/01-present]Lincoln National
1500 Market Street               Corporation; President and Director [12/99-present]
Suite 3900                       The Lincoln National Life Insurance Company.
Philadelphia, PA 19102           Formerly: President, Chief Executive Officer and
                                 Director [1/98-3/01], Lincoln National Corporation;
                                 President, Chief Executive Officer and Director
                                 [10/96-1/98] and President and Chief Operating
                                 Officer [5/94-10/96], The Lincoln National Life
                                 Insurance Company.
JANET CHRZAN                     Senior Vice President and Chief Financial Officer
SENIOR VICE PRESIDENT AND CHIEF  [4/00-present]. Formerly: Vice President and
FINANCIAL OFFICER                Treasurer [8/95-4/00], The Lincoln National Life
                                 Insurance Company.
JOHN H. GOTTA                    Chief Executive Officer of Life Insurance, Senior
CHIEF EXECUTIVE OFFICER OF LIFE  Vice President, Assistant Secretary and Director
INSURANCE, SENIOR VICE           [12/99-present]. Formerly: Senior Vice President
PRESIDENT, ASSISTANT SECRETARY   and and Assistant Secretary [4/98-12/99], Senior
AND DIRECTOR                     Vice President [2/98-4/98], Vice President and
350 Church Street                General Manager [1/98-2/98], The Lincoln National
Hartford, CT 06103               Life Insurance Company; Senior Vice President
                                 [3/96-12/97], Connecticut General Life Insurance
                                 Company; Vice President [8/94-3/96], Connecticut
                                 (Massachusetts Mutual) Mutual Life Insurance
                                 Company.
CHARLES E. HALDEMAN, JR.         Director [7/00-present], The Lincoln National Life
DIRECTOR                         Insurance Company; President, Chief Executive
One Commerce                     Officer and Director [1/00-present], Lincoln
2005 Market Street               National Investment Companies, Incorporated;
Philadelphia, PA 19103           President, Chief Executive Officer and Director
                                 [1/00-present], Delaware Management Holdings,
                                 Incorporated; President and Director
                                 [7/00-present], Lincoln Investment Management,
                                 Incorporated. Formerly: President and Chief
                                 Operating Officer [2/98-1/00], United Asset
                                 Management Corporation; Director and Partner
                                 1/85-12/99], Cooke & Bieler, Incorporated.
J. MICHAEL HEMP                  President and Director [7/97-present], Lincoln
SENIOR VICE PRESIDENT            Financial Advisors Incorporated; Senior Vice
350 Church Street                President [formerly Vice President]
Hartford, CT 06103               [10/95-present], The Lincoln National Life
                                 Insurance Company.

NAME, ADDRESS AND POSITION(S)
WITH REGISTRANT*                 PRINCIPAL OCCUPATIONS LAST FIVE YEARS
------------------------------------------------------------------------------------
GARY W. PARKER                   Senior Vice President and Chief Product Officer
SENIOR VICE PRESIDENT AND CHIEF  [3/00-present], Vice President, Product Management
PRODUCT OFFICER                  [7/98-3/00], The Lincoln National Life Insurance
350 Church Street                Company. Formerly: Senior Vice President, Life
Hartford, CT 06103               Products [10/97-6/98], Vice President, Marketing
                                 Services [9/89-10/97], Life of Virginia.
LAWRENCE T. ROWLAND              Executive Vice President [10/96-present], Formerly:
EXECUTIVE VICE PRESIDENT AND     Senior Vice President [1/93-10/96], The Lincoln
DIRECTOR                         National Life Insurance Company. Chairman, Chief
One Reinsurance Place            Executive Officer, President and Director
1700 Magnavox Way                [10/96-present]. Formerly: Senior Vice President
Fort Wayne, IN 46802             [10/95-10/96], Vice President [10/91-10/95],
                                 Lincoln National Reassurance Company.
KEITH J. RYAN                    Vice President, Controller and Chief Accounting
VICE PRESIDENT, CONTROLLER AND   Officer [1/96-present], The Lincoln National Life
CHIEF ACCOUNTING OFFICER         Insurance Company.
LORRY J. STENSRUD                Chief Executive Officer of Annuities, Executive
CHIEF EXECUTIVE OFFICER OF       Vice President and Director [6/00-present], The
ANNUITIES, EXECUTIVE VICE        Lincoln National Life Insurance Company. Formerly:
PRESIDENT AND DIRECTOR           President and Chief Executive Officer [6/95-6/00],
                                 Cova Life Insurance (Xerox Life).
TODD R. STEPHENSON               Senior Vice President and Treasurer [4/00-present],
SENIOR VICE PRESIDENT AND        The Lincoln National Life Insurance Company.
TREASURER                        Formerly: Senior Vice President, Chief Financial
                                 Officer and Assistant Treasurer [3/99-4/00], The
                                 Lincoln National Life Insurance Company; Senior
                                 Vice President and Chief Operating Officer
                                 [1/98-3/99], Lincoln Life & Annuity Distributors,
                                 Inc.; Senior Vice President and Chief Operating
                                 Officer [1/98-3/99], Lincoln Financial Advisors
                                 Corporation; Senior Vice President, Treasurer,
                                 Chief Financial Officer and Director [2/95-12/97],
                                 American States Insurance Company.
RICHARD C. VAUGHAN               Executive Vice President and Chief Financial
DIRECTOR                         Officer [1/95-present]. Formerly: Senior Vice
Centre Square                    President and Chief Financial Officer [6/92-1/95],
West Tower                       Lincoln National Corporation.
1500 Market Street
Suite 3900
Philadelphia, PA 19102
MICHAEL R. WALKER                Senior Vice President and Chief Development Officer
SENIOR VICE PRESIDENT AND CHIEF  [3/00-present], Senior Vice President [1/98-3/00],
DEVELOPMENT OFFICER              Vice President [1/96-1/98], The Lincoln National
350 Church Street                Life Insurance Company. Formerly: Vice President
Hartford, CT 06103               [3/93-1/96], Employers Health Insurance Company.



   *Unless otherwise indicated, the principal business address is 1300 South
                   Clinton Street, Fort Wayne, Indiana 46801.

EXPERTS


The financial statements of the Separate Account and the statutory-basis financial statements of Lincoln Life appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports also appearing elsewhere in this document and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included in this document in reliance on their reports given on their authority as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Vaughn W. Robbins, FSA, as stated in the opinion filed as an exhibit to the registration statement.

Legal matters in connection with the policies described herein are being passed upon by Robert A. Picarello, Esq., as stated in the opinion filed as an exhibit to this registration statement.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in such registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

APPENDIX A

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
MALE (OR UNISEX), AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

                                                          PRF     STD
AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  SM      SM
------------------------------------------------------------------------
  0      **    3.62      **      **
------------------------------------------------------------------------
  1            2.12                   41    8.33    8.81   11.82   12.18
  2            2.12                   42    8.80    9.28   12.88   13.24
  3            2.12                   43    9.17    9.77   13.81   14.29
  4            2.12                   44    9.69   10.29   15.17   15.53
  5            2.12                   45   10.12   10.84   16.46   16.94
------------------------------------------------------------------------
  6            2.12                   46   10.59   11.43   17.58   18.18
  7            2.12                   47   11.34   12.18   18.69   19.41
  8            2.13                   48   11.98   13.06   20.10   20.82
  9            2.21                   49   12.86   13.94   21.52   22.24
 10            2.31                   50   13.80   15.00   22.98   23.82
------------------------------------------------------------------------
 11            2.41                   51   14.92   16.24   24.75   25.59
 12            2.65                   52   16.03   17.47   26.57   27.53
 13            3.00                   53   17.27   18.71   28.74   29.82
 14            3.18                   54   18.73   20.29   31.04   32.12
 15            3.35                   55   20.26   22.06   33.39   34.59
------------------------------------------------------------------------
 16    3.59    3.71    4.29    4.41   56   21.90   23.82   35.66   36.98
 17    3.94    4.06    4.64    4.76   57   23.72   25.76   36.62   38.06
 18    4.12    4.24    4.82    4.94   58   25.72   27.88   37.59   39.15
 19    4.12    4.24    4.82    4.94   59   27.78   30.18   38.68   40.36
 20    4.12    4.24    5.00    5.12   60   30.13   32.65   39.90   41.70
------------------------------------------------------------------------
 21    4.12    4.24    5.05    5.29   61   32.83   35.47   41.25   43.17
 22    4.12    4.24    5.05    5.29   62   34.55   37.43   42.79   44.83
 23    4.12    4.24    5.23    5.47   63   35.58   38.70   44.46   46.74
 24    4.12    4.24    5.41    5.65   64   36.80   40.04   46.01   48.65
 25    4.12    4.24    5.41    5.65   65   38.03   41.51   47.93   50.57
------------------------------------------------------------------------
 26    4.17    4.29    5.41    5.65   66   38.73   42.39   51.20   52.47
 27    4.36    4.48    5.41    5.65   67   39.58   43.30   53.53   54.93
 28    4.57    4.69    5.41    5.65   68   41.17   45.11   55.99   57.52
 29    4.78    4.90    5.60    5.84   69   43.28   47.35   58.82   60.26
 30    5.01    5.13    5.94    6.18   70   45.66   49.78   61.93   63.21
------------------------------------------------------------------------
 31    5.26    5.38    6.18    6.42   71   48.30   52.46   65.39   66.41
 32    5.52    5.64    6.50    6.74   72   51.55   55.63   69.24   70.09
 33    5.80    5.92    6.84    7.08   73   55.35   59.42   73.74   74.33
 34    6.09    6.21    7.20    7.44   74   59.69   63.68   78.52   78.90
 35    6.40    6.52    7.58    7.82   75   64.41   68.23   83.30   83.55
------------------------------------------------------------------------
 36    6.73    6.85    7.99    8.23   76   69.46   72.85   87.78   88.03
 37    7.08    7.20    8.42    8.66   77   74.84   77.72   92.28   92.54
 38    7.21    7.57    9.11    9.35   78   80.70   82.95   96.81   97.06
 39    7.60    7.96    9.88   10.24   79   87.32   88.72  101.48  101.74
 40    8.02    8.38   10.76   11.12   80   94.43   95.11  106.44  106.69
------------------------------------------------------------------------

 *To determine the DEATH BENEFIT GUARANTEE MONTHLY PREMIUM, multiply the specified amount divided by 1000 times the number shown for the age and classification of the INSURED, then add $100 per POLICY and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX A CONTINUED

BASE MINIMUM PREMIUMS
PER $1,000 OF SPECIFIED AMOUNT*
FEMALE AGE ON POLICY DATE
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM   AGE   PRF NS   STD NS   PRF SM   STD SM
---------------------------------------------------------------------------------
 0        **     2.98       **       **
---------------------------------------------------------------------------------
 1               1.76                      41     7.06     7.42     9.29     9.53
 2               1.76                      42     7.43     7.79     9.88    10.24
 3               1.76                      43     7.70     8.18    10.58    10.94
 4               1.76                      44     7.99     8.59    11.64    12.00
 5               1.76                      45     8.42     9.02    12.70    13.06
---------------------------------------------------------------------------------
 6               1.76                      46     8.76     9.48    13.46    13.94
 7               1.76                      47     9.24     9.96    14.34    14.82
 8               1.76                      48     9.63    10.47    15.28    15.88
 9               1.83                      49    10.06    11.02    16.52    17.12
10               1.90                      50    10.69    11.65    17.75    18.35
---------------------------------------------------------------------------------
11               1.98                      51    11.57    12.53    19.04    19.76
12               2.12                      52    12.33    13.41    20.46    21.18
13               2.15                      53    13.21    14.29    21.75    22.59
14               2.24                      54    14.15    15.35    23.16    24.00
15               2.33                      55    14.92    16.24    24.57    25.41
---------------------------------------------------------------------------------
16      2.30     2.42     2.76     2.88    56    15.62    16.94    25.69    26.65
17      2.40     2.52     2.88     3.00    57    16.38    17.82    26.92    27.88
18      2.51     2.63     3.06     3.18    58    17.15    18.71    28.04    29.12
19      2.62     2.74     3.13     3.25    59    18.03    19.59    29.27    30.35
20      2.73     2.85     3.28     3.40    60    19.26    20.82    31.04    32.12
---------------------------------------------------------------------------------
21      2.85     2.97     3.43     3.55    61    20.73    22.41    33.21    34.41
22      2.98     3.10     3.58     3.70    62    22.73    24.53    35.60    36.92
23      3.12     3.24     3.74     3.86    63    25.08    27.00    36.75    38.19
24      3.25     3.37     3.92     4.04    64    27.61    29.65    37.97    39.53
25      3.41     3.53     4.10     4.22    65    30.19    32.47    39.19    40.87
---------------------------------------------------------------------------------
26      3.56     3.68     4.29     4.41    66    32.23    34.59    39.74    41.52
27      3.73     3.85     4.49     4.61    67    33.48    35.93    40.14    42.12
28      3.90     4.02     4.71     4.83    68    33.83    36.35    41.44    42.92
29      4.09     4.21     4.93     5.05    69    34.44    36.92    43.19    44.63
30      4.28     4.40     5.17     5.29    70    35.49    38.12    45.32    46.67
---------------------------------------------------------------------------------
31      4.37     4.61     5.42     5.54    71    37.48    40.19    47.97    49.20
32      4.59     4.83     5.69     5.81    72    39.99    42.75    51.10    52.29
33      4.82     5.06     5.97     6.09    73    43.05    45.85    54.79    55.89
34      5.06     5.30     6.27     6.39    74    46.75    49.51    59.11    60.04
35      5.32     5.56     6.58     6.70    75    50.82    53.53    63.83    64.47
---------------------------------------------------------------------------------
36      5.59     5.83     6.79     7.03    76    55.39    57.93    68.68    69.06
37      5.76     6.12     7.14     7.38    77    60.51    62.76    73.61    73.86
38      6.06     6.42     7.50     7.74    78    66.49    68.31    79.00    79.26
39      6.38     6.74     7.88     8.12    79    73.50    74.73    84.97    85.22
40      6.71     7.07     8.58     8.82    80    81.21    81.89    91.60    91.86
---------------------------------------------------------------------------------

 *To determine the DEATH BENEFIT GUARANTEE MONTHLY PREMIUM, multiply the specified amount divided by 1000 times the number shown for the age and classification of the INSURED, then add $100 per POLICY and divide the result by 12. Additional amounts are required for riders and/or substandards.

**This classification is not available below the age of 16.

APPENDIX B

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
MALE (OR UNISEX), AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
------------------------------------------------------------------------
 0       **    3.52      **      **
------------------------------------------------------------------------
 1             2.79                   41   10.98   11.62   15.60   16.06
 2             2.79                   42   11.59   12.23   16.98   17.47
 3             2.79                   43   12.10   12.89   18.22   18.85
 4             2.79                   44   12.78   13.57   20.02   20.48
 5             2.79                   45   13.35   14.30   21.71   22.35
------------------------------------------------------------------------
 6             2.79                   46   13.97   15.09   23.19   23.98
 7             2.79                   47   14.96   16.06   24.66   25.61
 8             2.79                   48   15.80   17.23   26.53   27.48
 9             2.90                   49   16.96   18.39   28.40   29.35
10             3.04                   50   18.22   19.80   30.34   31.44
------------------------------------------------------------------------
11             3.17                   51   19.69   21.43   32.65   33.77
12             3.48                   52   21.14   23.06   35.07   36.32
13             3.96                   53   22.79   24.68   37.93   39.36
14             4.18                   54   24.73   26.77   40.96   42.39
15             4.42                   55   26.73   29.11   44.07   45.65
------------------------------------------------------------------------
16     4.73    4.88    5.65    5.81   56   28.91   31.44   47.06   48.40
17     5.19    5.35    6.12    6.27   57   31.31   33.99   48.33   48.40
18     5.43    5.59    6.36    6.51   58   33.95   36.81   48.40   48.40
19     5.43    5.59    6.36    6.51   59   36.65   39.82   48.40   48.40
20     5.43    5.59    6.58    6.75   60   39.75   43.08   48.40   48.40
------------------------------------------------------------------------
21     5.43    5.59    6.67    6.97   61   43.32   46.82   48.40   48.40
22     5.43    5.59    6.67    6.97   62   45.58   48.40   48.40   48.40
23     5.43    5.59    6.89    7.22   63   46.97   48.40   48.40   48.40
24     5.43    5.59    7.13    7.44   64   48.40   48.40   48.40   48.40
25     5.43    5.59    7.13    7.44   65   48.40   48.40   48.40   48.40
------------------------------------------------------------------------
26     5.50    5.65    7.13    7.44   66   48.40   48.40   48.40   48.40
27     5.74    5.92    7.13    7.44   67   48.40   48.40   48.40   48.40
28     6.03    6.18    7.13    7.44   68   48.12   48.12   48.40   48.40
29     6.31    6.47    7.37    7.70   69   47.85   47.85   48.35   48.35
30     6.60    6.78    7.83    8.14   70   47.62   47.62   48.28   48.28
------------------------------------------------------------------------
31     6.93    7.08    8.14    8.47   71   47.42   47.42   48.21   48.21
32     7.28    7.44    8.56    8.89   72   47.24   47.24   48.18   48.18
33     7.66    7.81    9.02    9.33   73   47.06   47.06   48.17   48.17
34     8.03    8.18    9.50    9.81   74   46.79   46.86   48.14   48.14
35     8.45    8.60    9.99   10.32   75   46.44   46.79   47.85   47.85
------------------------------------------------------------------------
36     8.87    9.04   10.54   10.85   76   46.06   46.44   46.81   46.81
37     9.35    9.50   11.11   11.42   77   45.38   46.06   45.65   45.65
38     9.50    9.99   12.01   12.34   78   44.08   45.38   44.37   44.37
39    10.03   10.49   13.02   13.51   79   42.67   42.67   42.96   42.96
40    10.58   11.04   14.19   14.67   80   41.12   41.12   41.41   41.41
------------------------------------------------------------------------

 *For requested increases in the SPECIFIED AMOUNT, the applicable surrender charge is based on the AGE the increase is effective and will be two-thirds that of the corresponding SURRENDER CHARGE listed above.

**This classification is not available below the age of 16.

APPENDIX B CONTINUED

SURRENDER CHARGES
PER $1,000 OF SPECIFIED AMOUNT
FEMALE, AGE ON POLICY DATE*
PRF NS = Preferred nonsmoker
STD NS = Standard nonsmoker
PRF SM = Preferred smoker
STD SM = Standard smoker

AGE  PRF NS  STD NS  PRF SM  STD SM  AGE  PRF NS  STD NS  PRF SM  STD SM
------------------------------------------------------------------------
 0       **    2.90      **      **
------------------------------------------------------------------------
 1             2.31                   41    9.31    9.79   12.25   12.56
 2             2.31                   42    9.79   10.27   13.02   13.51
 3             2.31                   43   10.14   10.78   13.95   14.43
 4             2.31                   44   10.54   11.33   15.36   15.84
 5             2.31                   45   11.11   11.90   16.76   17.23
------------------------------------------------------------------------
 6             2.31                   46   11.55   12.50   17.75   18.39
 7             2.31                   47   12.19   13.13   18.92   19.56
 8             2.31                   48   12.72   13.82   20.17   20.97
 9             2.40                   49   13.27   14.54   21.80   22.59
10             2.51                   50   14.10   15.36   23.43   24.22
------------------------------------------------------------------------
11             2.62                   51   15.27   16.52   25.12   26.07
12             2.79                   52   16.28   17.69   26.99   27.94
13             2.82                   53   17.42   18.85   28.69   29.81
14             2.95                   54   18.68   20.26   30.56   31.68
15             3.06                   55   19.69   21.43   32.43   33.53
------------------------------------------------------------------------
16     3.04    3.19    3.63    3.78   56   20.61   22.35   33.90   35.16
17     3.17    3.32    3.78    3.96   57   21.63   23.52   35.53   36.81
18     3.30    3.45    4.03    4.18   58   22.62   24.68   37.00   38.43
19     3.45    3.61    4.14    4.29   59   23.78   25.85   38.63   40.06
20     3.61    3.76    4.31    4.47   60   25.41   27.48   40.96   42.39
------------------------------------------------------------------------
21     3.76    3.92    4.51    4.66   61   27.37   29.57   43.82   45.41
22     3.92    4.09    4.71    4.88   62   29.99   32.36   46.97   48.40
23     4.11    4.27    4.93    5.08   63   33.09   35.64   48.40   48.40
24     4.29    4.44    5.17    5.32   64   36.43   39.12   48.40   48.40
25     4.49    4.64    5.39    5.57   65   39.84   42.86   48.40   48.40
------------------------------------------------------------------------
26     4.69    4.86    5.65    5.81   66   43.19   46.35   48.40   48.40
27     4.91    5.08    5.92    6.07   67   45.56   48.40   48.40   48.40
28     5.15    5.30    6.20    6.36   68   46.75   48.40   48.40   48.40
29     5.39    5.54    6.51    6.67   69   48.17   48.17   48.31   48.31
30     5.65    5.81    6.82    6.97   70   47.78   47.78   47.97   47.97
------------------------------------------------------------------------
31     5.76    6.07    7.15    7.30   71   47.41   47.41   47.67   47.67
32     6.05    6.36    7.50    7.66   72   46.96   46.96   47.41   47.41
33     6.36    6.67    7.88    8.03   73   46.38   46.38   47.11   47.11
4      6.67    7.00    8.27    8.43   74   45.76   45.76   46.71   46.71
35     7.02    7.33    8.69    8.84   75   45.13   45.13   46.22   46.22
------------------------------------------------------------------------
36     7.37    7.70    8.95    9.26   76   44.54   44.54   45.73   45.73
37     7.59    8.07    9.42    9.72   77   43.99   43.99   45.30   45.30
38     7.99    8.47    9.90   10.21   78   43.48   43.48   44.06   44.06
39     8.40    8.89   10.41   10.71   79   42.51   42.51   42.65   42.60
40     8.84    9.33   11.33   11.64   80   40.94   40.94   41.07   41.07
------------------------------------------------------------------------

 *For requested increases in the SPECIFIED AMOUNT, the applicable surrender charge is based on the AGE the increase is effective and will be two-thirds that of the corresponding SURRENDER CHARGE listed above.

**This classification is not available below the age of 16.

APPENDIX C

ILLUSTRATIONS OF POLICY VALUES
The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current percent of premium charge is deducted, the current cost of insurance charges are deducted, and the current mortality and expense risk charge is deducted. Although the contract allows for a maximum percent of premium charge, maximum cost of insurance charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables, and a maximum mortality and expense risk charge of .90%, Lincoln Life expects that it will continue to charge the current percent of premium charge, the current cost of insurance charges, and the current mortality and expense risk charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum percent of premium charge, the guaranteed maximum cost of insurance charges, and the guaranteed maximum mortality and expense risk charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current charges.


In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (average .57%), the mortality and expense risk charge (.68% current, and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (average .10%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.65% using current charges, and 10.43% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.65% and -1.35% respectively using current charges, and 4.43% and -1.57% respectively using guaranteed charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,300 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  1,365    $100,000   $100,000   $100,000   $   974   $ 1,040   $  1,106   $   114   $   180   $    246
    2        2,798     100,000    100,000    100,000     1,928     2,120      2,321     1,068     1,260      1,461
    3        4,303     100,000    100,000    100,000     2,860     3,241      3,653     2,000     2,381      2,793
    4        5,883     100,000    100,000    100,000     3,768     4,401      5,115     2,908     3,541      4,255
    5        7,542     100,000    100,000    100,000     4,653     5,604      6,720     3,793     4,744      5,860
-------------------------------------------------------------------------------------------------------------------
    6        9,285     100,000    100,000    100,000     5,512     6,849      8,481     4,695     6,032      7,664
    7       11,114     100,000    100,000    100,000     6,345     8,137     10,415     5,571     7,363      9,641
    8       13,035     100,000    100,000    100,000     7,151     9,470     12,540     6,420     8,739     11,809
    9       15,051     100,000    100,000    100,000     7,930    10,848     14,875     7,242    10,160     14,187
   10       17,169     100,000    100,000    100,000     8,680    12,274     17,443     8,078    11,672     16,841
-------------------------------------------------------------------------------------------------------------------
   15       29,455     100,000    100,000    100,000    11,939    20,133     34,739    11,767    19,961     34,567
   20       45,135     100,000    100,000    100,000    14,143    29,267     63,106    14,143    29,267     63,106
   25       65,147     100,000    100,000    146,989    14,742    39,706    109,693    14,742    39,706    109,693
   30       90,689     100,000    100,000    225,880    13,176    51,866    185,147    13,176    51,866    185,147


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$1,300 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  1,365    $100,000   $100,000   $100,000   $   945   $ 1,009   $  1,073   $    85   $   149   $    213
    2        2,798     100,000    100,000    100,000     1,869     2,055      2,250     1,009     1,195      1,390
    3        4,303     100,000    100,000    100,000     2,768     3,137      3,537     1,908     2,277      2,677
    4        5,883     100,000    100,000    100,000     3,642     4,255      4,946     2,782     3,395      4,086
    5        7,542     100,000    100,000    100,000     4,492     5,411      6,489     3,632     4,551      5,629
-------------------------------------------------------------------------------------------------------------------
    6        9,285     100,000    100,000    100,000     5,314     6,603      8,178     4,497     5,786      7,361
    7       11,114     100,000    100,000    100,000     6,108     7,833     10,027     5,334     7,059      9,253
    8       13,035     100,000    100,000    100,000     6,875     9,103     12,053     6,144     8,372     11,322
    9       15,051     100,000    100,000    100,000     7,613    10,412     14,275     6,925     9,724     13,587
   10       17,169     100,000    100,000    100,000     8,320    11,762     16,711     7,718    11,160     16,109
-------------------------------------------------------------------------------------------------------------------
   15       29,455     100,000    100,000    100,000    11,351    19,127     32,981    11,179    18,955     32,809
   20       45,135     100,000    100,000    100,000    13,302    27,517     59,295    13,302    27,517     59,295
   25       65,147     100,000    100,000    136,934    13,562    36,786    102,189    13,562    36,786    102,189
   30       90,689     100,000    100,000    208,250    11,062    46,760    170,697    11,062    46,760    170,697


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,650 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  1,732    $100,000   $100,000   $100,000   $ 1,228   $ 1,312   $  1,395   $   196   $   280   $    363
    2        3,552     100,000    100,000    100,000     2,432     2,675      2,928     1,400     1,643      1,896
    3        5,462     100,000    100,000    100,000     3,600     4,081      4,602     2,568     3,049      3,570
    4        7,467     100,000    100,000    100,000     4,732     5,532      6,434     3,700     4,500      5,402
    5        9,573     100,000    100,000    100,000     5,831     7,032      8,441     4,799     6,000      7,409
-------------------------------------------------------------------------------------------------------------------
    6       11,784     100,000    100,000    100,000     6,896     8,583     10,644     5,916     7,603      9,664
    7       14,106     100,000    100,000    100,000     7,919    10,178     13,054     6,990     9,250     12,125
    8       16,544     100,000    100,000    100,000     8,899    11,821     15,695     8,022    10,943     14,818
    9       19,104     100,000    100,000    100,000     9,838    13,514     18,595     9,013    12,688     17,769
   10       21,791     100,000    100,000    100,000    10,738    15,262     21,784    10,015    14,539     21,061
-------------------------------------------------------------------------------------------------------------------
   15       37,385     100,000    100,000    100,000    14,444    24,750     43,233    14,238    24,543     43,026
   20       57,287     100,000    100,000    123,095    16,474    35,544     78,404    16,474    35,544     78,404
   25       82,687     100,000    100,000    181,080    16,396    48,096    135,134    16,396    48,096    135,134
   30      115,105     100,000    100,000    276,095    13,223    63,218    226,308    13,223    63,218    226,308


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 35
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$1,650 ANNUAL PREMIUM USING GUARANTEED CHARGES

                       DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                       -------------------------------  -----------------------------  -----------------------------
         PREMIUMS      ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED   HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%         ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST PER  -------------------------------  -----------------------------  -----------------------------
YEAR     YEAR          0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
--------------------------------------------------------------------------------------------------------------------
    1      $  1,732    $100,000   $100,000   $100,000   $ 1,173   $ 1,254   $  1,334   $   141   $   222   $    302
    2         3,552     100,000    100,000    100,000     2,312     2,546      2,789     1,280     1,514      1,757
    3         5,462     100,000    100,000    100,000     3,413     3,873      4,373     2,381     2,841      3,341
    4         7,467     100,000    100,000    100,000     4,473     5,236      6,097     3,441     4,204      5,065
    5         9,573     100,000    100,000    100,000     5,491     6,632      7,973     4,459     5,600      6,941
--------------------------------------------------------------------------------------------------------------------
    6        11,784     100,000    100,000    100,000     6,462     8,060     10,014     5,482     7,080      9,034
    7        14,106     100,000    100,000    100,000     7,386     9,519     12,237     6,457     8,590     11,309
    8        16,544     100,000    100,000    100,000     8,259    11,009     14,660     7,382    10,132     13,783
    9        19,104     100,000    100,000    100,000     9,080    12,528     17,302     8,255    11,702     16,477
   10        21,791     100,000    100,000    100,000     9,846    14,076     20,187     9,124    13,353     19,464
--------------------------------------------------------------------------------------------------------------------
   15        37,385     100,000    100,000    100,000    12,787    22,253     39,329    12,580    22,047     39,122
   20        57,287     100,000    100,000    110,544    13,810    31,023     70,410    13,810    31,023     70,410
   25        82,687     100,000    100,000    160,865    11,888    40,057    120,048    11,888    40,057    120,048
   30       115,105     100,000    100,000    241,843     5,285    49,126    198,232     5,285    49,126    198,232


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a 90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,250 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  3,412    $100,000   $100,000   $100,000   $ 2,199   $ 2,356   $  2,514   $     0   $     0   $      0
    2        6,996     100,000    100,000    100,000     4,307     4,759      5,231     1,396     1,848      2,320
    3       10,758     100,000    100,000    100,000     6,325     7,211      8,175     3,414     4,300      5,264
    4       14,708     100,000    100,000    100,000     8,268     9,734     11,391     5,357     6,823      8,480
    5       18,856     100,000    100,000    100,000    10,131    12,324     14,908     7,220     9,413     11,997
-------------------------------------------------------------------------------------------------------------------
    6       23,212     100,000    100,000    100,000    11,897    14,971     18,746     9,132    12,205     15,980
    7       27,785     100,000    100,000    100,000    13,570    17,683     22,951    10,950    15,063     20,331
    8       32,586     100,000    100,000    100,000    15,142    20,460     27,569    12,668    17,986     25,095
    9       37,628     100,000    100,000    100,000    16,608    23,304     32,653    14,279    20,976     30,324
   10       42,922     100,000    100,000    100,000    17,962    26,218     38,266    15,924    24,181     36,228
-------------------------------------------------------------------------------------------------------------------
   15       73,637     100,000    100,000    100,000    22,891    42,116     77,551    22,309    41,534     76,969
   20      112,838     100,000    100,000    156,077    23,756    61,275    145,866    23,756    61,275    145,866
   25      162,869     100,000    100,000    270,743    16,848    86,734    257,850    16,848    86,734    257,850
   30      226,723           0    129,454    459,055         0   123,289    437,195         0   123,289    437,195


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD NONSMOKER
$100,000 SPECIFIED AMOUNT
$3,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  3,412    $100,000   $100,000   $100,000   $ 2,129   $ 2,282   $  2,435   $     0   $     0   $      0
    2        6,996     100,000    100,000    100,000     4,162     4,601      5,059     1,251     1,690      2,148
    3       10,758     100,000    100,000    100,000     6,100     6,958      7,891     3,189     4,047      4,980
    4       14,708     100,000    100,000    100,000     7,936     9,351     10,952     5,025     6,440      8,041
    5       18,856     100,000    100,000    100,000     9,665    11,775     14,263     6,754     8,864     11,352
-------------------------------------------------------------------------------------------------------------------
    6       23,212     100,000    100,000    100,000    11,278    14,226     17,850     8,513    11,461     15,084
    7       27,785     100,000    100,000    100,000    12,769    16,701     21,742    10,149    14,081     19,122
    8       32,586     100,000    100,000    100,000    14,124    19,189     25,972    11,649    16,714     23,497
    9       37,628     100,000    100,000    100,000    15,329    21,684     30,577    13,000    19,355     28,249
   10       42,922     100,000    100,000    100,000    16,372    24,178     35,609    14,334    22,141     33,571
-------------------------------------------------------------------------------------------------------------------
   15       73,637     100,000    100,000    100,000    18,703    36,561     69,929    18,121    35,979     69,347
   20      112,838     100,000    100,000    139,381    13,534    48,143    130,263    13,534    48,143    130,263
   25      162,869           0    100,000    239,850         0    57,653    228,428         0    57,653    228,428
   30      226,723           0    100,000    400,790         0    63,766    381,705         0    63,766    381,705


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,250 ANNUAL PREMIUM USING CURRENT CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  4,462    $100,000   $100,000   $100,000   $ 2,677   $ 2,877   $  3,077   $     0   $     0   $      0
    2        9,148     100,000    100,000    100,000     5,252     5,821      6,416       687     1,256      1,851
    3       14,068     100,000    100,000    100,000     7,720     8,833     10,044     3,155     4,268      5,479
    4       19,234     100,000    100,000    100,000    10,087    11,924     14,007     5,522     7,359      9,442
    5       24,658     100,000    100,000    100,000    12,347    15,097     18,344     7,782    10,532     13,779
-------------------------------------------------------------------------------------------------------------------
    6       30,354     100,000    100,000    100,000    14,496    18,354     23,107    10,159    14,017     18,770
    7       36,334     100,000    100,000    100,000    16,539    21,712     28,362    12,431    17,604     24,253
    8       42,613     100,000    100,000    100,000    18,454    25,160     34,163    14,573    21,280     30,283
    9       49,206     100,000    100,000    100,000    20,235    28,708     40,597    16,583    25,056     36,945
   10       56,129     100,000    100,000    100,000    21,870    32,360     47,760    18,675    29,165     44,565
-------------------------------------------------------------------------------------------------------------------
   15       96,294     100,000    100,000    115,579    27,967    53,113     99,637    27,054    52,200     98,724
   20      147,557     100,000    100,000    200,146    29,892    81,208    187,052    29,892    81,208    187,052
   25      212,982     100,000    128,038    346,837    24,456   121,941    330,321    24,456   121,941    330,321
   30      296,483     100,000    180,469    587,443     5,837   171,875    559,470     5,837   171,875    559,470


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .68% current mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

MULTI FUND-REGISTERED TRADEMARK-

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

MALE ISSUE AGE 55
STANDARD SMOKER
$100,000 SPECIFIED AMOUNT
$4,250 ANNUAL PREMIUM USING GUARANTEED CHARGES

                      DEATH BENEFIT                    POLICY VALUE                   NET CASH SURRENDER VALUE
                      -------------------------------  -----------------------------  -----------------------------
         PREMIUMS     ASSUMING                         ASSUMING                       ASSUMING
END      ACCUMULATED  HYPOTHETICAL GROSS               HYPOTHETICAL GROSS             HYPOTHETICAL GROSS
OF       AT 5%        ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST     -------------------------------  -----------------------------  -----------------------------
YEAR     PER YEAR     0% GROSS   6% GROSS   12% GROSS  0% GROSS  6% GROSS  12% GROSS  0% GROSS  6% GROSS  12% GROSS
-------------------------------------------------------------------------------------------------------------------
    1     $  4,462    $100,000   $100,000   $100,000   $ 2,327   $ 2,513   $  2,700   $     0   $     0   $      0
    2        9,148     100,000    100,000    100,000     4,516     5,035      5,579         0       470      1,014
    3       14,068     100,000    100,000    100,000     6,566     7,567      8,660     2,001     3,002      4,095
    4       19,234     100,000    100,000    100,000     8,475    10,109     11,969     3,910     5,542      7,404
    5       24,658     100,000    100,000    100,000    10,237    12,661     15,536     5,672     8,096     10,971
-------------------------------------------------------------------------------------------------------------------
    6       30,354     100,000    100,000    100,000    11,842    15,214     19,391     7,506    10,877     15,054
    7       36,334     100,000    100,000    100,000    13,273    17,758     23,565     9,164    13,649     19,457
    8       42,613     100,000    100,000    100,000    14,510    20,281     28,101    10,629    16,401     24,221
    9       49,206     100,000    100,000    100,000    15,531    22,771     33,048    11,879    19,119     29,396
   10       56,129     100,000    100,000    100,000    16,319    25,220     38,476    13,124    22,025     35,281
-------------------------------------------------------------------------------------------------------------------
   15       96,294     100,000    100,000    100,000    16,200    36,881     77,013    15,287    35,968     76,100
   20      147,557     100,000    100,000    157,087     5,435    47,014    146,810     5,435    47,014    146,810
   25      212,982           0    100,000    272,597         0    53,697    259,617         0    53,097    259,617
   30      296,483           0    100,000    456,354         0    53,510    434,623         0    53,510    434,623


The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .57% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .10%. Values illustrated are also net of any other applicable contract charges.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENT OF ASSETS AND LIABILITY
DECEMBER 31, 2000


                                              LN                       LN            LN           LN            LN
                                              AGGRESSIVE   LN          CAPITAL       EQUITY-      GLOBAL ASSET  GROWTH AND
                                              GROWTH       BOND        APPRECIATION  INCOME       ALLOCATION    INCOME
                                COMBINED      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at Market --
  Affiliated
  (Cost $117,690,629)           $126,667,933  $11,989,942  $2,138,667  $22,325,048   $15,598,559   $3,706,074   $24,853,390
------------------------------  ------------  -----------  ----------  -----------   -----------   ----------   -----------
TOTAL ASSETS                     126,667,933   11,989,942   2,138,667   22,325,048    15,598,559    3,706,074    24,853,390
Liability -- Payable to The
   Lincoln National Life
   Insurance Company                   7,171          686         118        1,274           877          207         1,408
------------------------------  ------------  -----------  ----------  -----------   -----------   ----------   -----------
NET ASSETS                      $126,660,762  $11,989,256  $2,138,549  $22,323,774   $15,597,682   $3,705,867   $24,851,982
------------------------------  ============  ===========  ==========  ===========   ===========   ==========   ===========
Percentage of net assets              100.00%        9.47%       1.69%       17.62%        12.31%        2.93%        19.62%
------------------------------  ============  ===========  ==========  ===========   ===========   ==========   ===========
NET ASSETS ARE REPRESENTED BY:
  Units in accumulation period                  4,825,352   1,418,341    7,038,609     5,605,446    1,864,565     8,990,229
  Unit values                                 $     2.485  $    1.508  $     3.172   $     2.783   $    1.988   $     2.764
------------------------------                -----------  ----------  -----------   -----------   ----------   -----------
NET ASSETS                                    $11,989,256  $2,138,549  $22,323,774   $15,597,682   $3,705,867   $24,851,982
------------------------------                ===========  ==========  ===========   ===========   ==========   ===========


See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENT OF ASSETS AND LIABILITY (CONTINUED)
DECEMBER 31, 2000


                                                       LN          LN           LN             DGPF                    DGPF
                            LN             LN          MONEY       SOCIAL       SPECIAL        GROWTH      DGPF        GLOBAL
                            INTERNATIONAL  MANAGED     MARKET      AWARENESS    OPPORTUNITIES  AND INCOME  TREND       BOND
                            SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments at
  Market -- Affiliated
  (Cost $117,690,629)        $7,529,135    $3,526,489  $1,240,279  $17,632,983   $8,047,079    $1,351,859  $6,631,021   $97,408
--------------------------   ----------    ----------  ----------  -----------   ----------    ----------  ----------   -------
TOTAL ASSETS                  7,529,135     3,526,489   1,240,279   17,632,983    8,047,079     1,351,859   6,631,021    97,408
Liability -- Payable to
   The Lincoln National
   Life Insurance Company           420           198          69          998          452            76         383         5
--------------------------   ----------    ----------  ----------  -----------   ----------    ----------  ----------   -------
NET ASSETS                   $7,528,715    $3,526,291  $1,240,210  $17,631,985   $8,046,627    $1,351,783  $6,630,638   $97,403
--------------------------   ==========    ==========  ==========  ===========   ==========    ==========  ==========   =======
Percentage of net assets           5.95%         2.78%       0.98%       13.92%        6.35%         1.07%       5.23%     0.08%
--------------------------   ==========    ==========  ==========  ===========   ==========    ==========  ==========   =======
NET ASSETS ARE REPRESENTED BY:
  Units in accumulation
  period                      4,551,647     1,704,726     923,910    5,578,668    3,438,515       780,393   3,065,416    84,948
  Unit values                $    1.654    $    2.069  $    1.342  $     3.161   $    2.340    $    1.732  $    2.163   $ 1.147
--------------------------   ----------    ----------  ----------  -----------   ----------    ----------  ----------   -------
NET ASSETS                   $7,528,715    $3,526,291  $1,240,210  $17,631,985   $8,046,627    $1,351,783  $6,630,638   $97,403
--------------------------   ==========    ==========  ==========  ===========   ==========    ==========  ==========   =======


See accompanying notes.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENTS OF OPERATIONS

                                             LN                      LN            LN           LN
                                             AGGRESSIVE  LN          CAPITAL       EQUITY-      GLOBAL ASSET
                                             GROWTH      BOND        APPRECIATION  INCOME       ALLOCATION
                                COMBINED     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  -  Dividends from investment
   income                       $ 1,902,432  $    8,856  $ 187,804   $    25,147   $   281,141  $    116,374
------------------------------
  -  Dividends from net
   realized gain on
   investments                    4,602,209     853,741         --       927,035       237,441       218,017
------------------------------
  -  Mortality and expense
   guarantees                      (586,615)    (44,743)   (12,585)      (74,505)      (86,302)      (21,572)
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET INVESTMENT INCOME             5,918,026     817,854    175,219       877,677       432,280       312,819
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                   368,680       7,381     21,828        40,647        84,373        11,129
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments    6,398,510  (1,314,215)   (33,507)    2,814,376       923,944        69,774
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS     6,767,190  (1,306,834)   (11,679)    2,855,023     1,008,317        80,903
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $12,685,216  $ (488,980) $ 163,540   $ 3,732,700   $ 1,440,597  $    393,722
------------------------------  ===========  ==========  ==========  ===========   ===========  ============
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $ 1,351,025  $      694  $ 149,613   $        --   $   125,217  $     67,019
------------------------------
  -  Dividends from net
   realized gain on
   investments                    5,370,453          --         --       116,738       629,005       107,437
------------------------------
  -  Mortality and expense
   guarantees                      (814,192)    (51,851)   (15,730)     (137,145)     (108,650)      (27,512)
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET INVESTMENT INCOME (LOSS)      5,907,286     (51,157)   133,883       (20,407)      645,572       146,944
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                 1,441,491      12,630     (5,262)      335,397       299,113        43,258
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments   13,757,892   3,144,579   (224,481)    7,748,084      (134,985)      215,604
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS    15,199,383   3,157,209   (229,743)    8,083,481       164,128       258,862
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $21,106,669  $3,106,052  $ (95,860)  $ 8,063,074   $   809,700  $    405,806
------------------------------  ===========  ==========  ==========  ===========   ===========  ============
YEAR ENDED DECEMBER 31, 2000
NET INVESTMENT INCOME:
  -  Dividends from investment
   income                       $ 1,187,864  $       --  $ 127,119   $        --   $   111,387  $         --
------------------------------
  -  Dividends from net
   realized gain on
   investments                   11,911,097     603,054         --     1,175,280     4,160,606       283,373
------------------------------
  -  Mortality and expense
   guarantees                      (922,201)    (85,743)   (13,671)     (183,557)     (100,888)      (27,050)
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET INVESTMENT INCOME            12,176,760     517,311    113,448       991,723     4,171,105       256,323
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                 4,175,302     591,035    (24,378)    2,208,330       265,687        48,824
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments  (24,411,451) (1,679,661)   106,798    (7,547,646)   (3,064,129)     (556,294)
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS   (20,236,149) (1,088,626)    82,420    (5,339,316)   (2,798,442)     (507,470)
------------------------------  -----------  ----------  ----------  -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $(8,059,389) $ (571,315) $ 195,868   $(4,347,593)  $ 1,372,663  $   (251,147)
------------------------------  ===========  ==========  ==========  ===========   ===========  ============


See accompanying notes.


                                LN                                       LN          LN           LN             DGPF
                                GROWTH AND    LN             LN          MONEY       SOCIAL       SPECIAL        GROWTH AND
                                INCOME        INTERNATIONAL  MANAGED     MARKET      AWARENESS    OPPORTUNITIES  INCOME
                                SUBACCOUNT    SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  -  Dividends from investment
   income                       $    486,156  $     71,905   $ 152,733   $  37,955   $   234,896  $    203,454   $  79,903
------------------------------
  -  Dividends from net
   realized gain on
   investments                       926,403       207,218     154,921          --       434,241       643,192          --
------------------------------
  -  Mortality and expense
   guarantees                       (124,855)      (39,869)    (17,444)     (5,172)      (89,415)      (55,722)     (9,187)
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET INVESTMENT INCOME              1,287,704       239,254     290,210      32,783       579,722       790,924      70,716
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                    100,803        31,795      19,828          --        41,386        (4,133)      3,024
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments     1,974,230       452,759      (6,782)         --     1,732,135      (366,217)     50,483
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS      2,075,033       484,554      13,046          --     1,773,521      (370,350)     53,507
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $  3,362,737  $    723,808   $ 303,256   $  32,783   $ 2,353,243  $    420,574   $ 124,223
------------------------------  ============  =============  ==========  ==========  ===========  =============  ==========
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $    274,741  $    245,638   $ 108,571   $  88,394   $   140,842  $    110,866   $  32,711
------------------------------
  -  Dividends from net
   realized gain on
   investments                       998,425     1,493,231     162,532          --       759,006       974,533     129,546
------------------------------
  -  Mortality and expense
   guarantees                       (175,030)      (48,452)    (24,151)    (12,958)     (128,757)      (60,697)    (11,303)
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET INVESTMENT INCOME (LOSS)       1,098,136     1,690,417     246,952      75,436       771,091     1,024,702     150,954
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                    350,810        (5,135)     17,636          --       357,753         1,376        (947)
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments     2,625,065      (582,846)    (14,211)         --     1,576,364    (1,496,933)   (205,800)
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS      2,975,875      (587,981)      3,425          --     1,934,117    (1,495,557)   (206,747)
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $  4,074,011  $  1,102,436   $ 250,377   $  75,436   $ 2,705,208  $   (470,855)  $ (55,793)
------------------------------  ============  =============  ==========  ==========  ===========  =============  ==========
YEAR ENDED DECEMBER 31, 2000
NET INVESTMENT INCOME:
  -  Dividends from investment
   income                       $    280,972  $    148,926   $ 131,075   $  81,071   $   132,684  $    151,774   $  22,066
------------------------------
  -  Dividends from net
   realized gain on
   investments                     1,842,598       183,735     210,717          --     1,575,849     1,442,576     111,417
------------------------------
  -  Mortality and expense
   guarantees                       (188,303)      (50,479)    (24,794)     (9,422)     (133,788)      (50,278)     (8,471)
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET INVESTMENT INCOME              1,935,267       282,182     316,998      71,649     1,574,745     1,544,072     125,012
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                    670,879       (43,111)     33,829          --       571,031      (278,537)    (65,004)
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments    (5,494,743)     (297,578)   (427,678)         --    (3,959,223)     (235,190)     60,679
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS     (4,823,864)     (340,689)   (393,849)         --    (3,388,192)     (513,727)     (4,325)
------------------------------  ------------  -------------  ----------  ----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $ (2,888,597) $    (58,507)  $ (76,851)  $  71,649   $(1,813,447) $  1,030,345   $ 120,687
------------------------------  ============  =============  ==========  ==========  ===========  =============  ==========


                                             DGPF
                                DGPF         GLOBAL
                                TREND        BOND
                                SUBACCOUNT   SUBACCOUNT
------------------------------
YEAR ENDED DECEMBER 31, 1998
NET INVESTMENT INCOME:
  -  Dividends from investment
   income                       $    10,811  $    5,297
------------------------------
  -  Dividends from net
   realized gain on
   investments                           --          --
------------------------------
  -  Mortality and expense
   guarantees                        (4,610)       (634)
------------------------------  -----------  ----------
NET INVESTMENT INCOME                 6,201       4,663
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                    10,482         137
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments       99,414       2,116
------------------------------  -----------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS       109,896       2,253
------------------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $   116,097  $    6,916
------------------------------  ===========  ==========
YEAR ENDED DECEMBER 31, 1999
NET INVESTMENT INCOME (LOSS):
  -  Dividends from investment
   income                       $       103  $    6,616
------------------------------
  -  Dividends from net
   realized gain on
   investments                           --          --
------------------------------
  -  Mortality and expense
   guarantees                       (11,128)       (828)
------------------------------  -----------  ----------
NET INVESTMENT INCOME (LOSS)        (11,025)      5,788
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                    35,210        (348)
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments    1,118,315     (10,863)
------------------------------  -----------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS     1,153,525     (11,211)
------------------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $ 1,142,500  $   (5,423)
------------------------------  ===========  ==========
YEAR ENDED DECEMBER 31, 2000
NET INVESTMENT INCOME:
  -  Dividends from investment
   income                       $        --  $      790
------------------------------
  -  Dividends from net
   realized gain on
   investments                      321,892          --
------------------------------
  -  Mortality and expense
   guarantees                       (45,104)       (653)
------------------------------  -----------  ----------
NET INVESTMENT INCOME               276,788         137
------------------------------
Net Realized and Unrealized
   Gain (Loss) on Investments:
  -  Net realized gain (loss)
   on investments                   202,670      (5,953)
------------------------------
  -  Net change in unrealized
   appreciation or
   depreciation on investments   (1,321,932)      5,146
------------------------------  -----------  ----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS    (1,119,262)       (807)
------------------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS                   $  (842,474) $     (670)
------------------------------  ===========  ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K
STATEMENTS OF CHANGES IN NET ASSETS

                                                      LN                       LN            LN           LN
                                                      AGGRESSIVE   LN          CAPITAL       EQUITY-      GLOBAL ASSET
                                                      GROWTH       BOND        APPRECIATION  INCOME       ALLOCATION
                                        COMBINED      SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1998           $ 70,663,482  $ 6,233,986  $1,404,887  $ 8,583,620   $10,752,449   $2,606,109
Changes From Operations:
  Net investment income                    5,918,026      817,854     175,219      877,677       432,280      312,819
  Net realized gain (loss) on
     investments                             368,680        7,381      21,828       40,647        84,373       11,129
  Net change in unrealized
     appreciation or depreciation on
     investments                           6,398,510   (1,314,215)    (33,507)   2,814,376       923,944       69,774
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              12,685,216     (488,980)    163,540    3,732,700     1,440,597      393,722
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) FROM UNIT
   TRANSACTIONS:
  Contract purchases                      43,803,722    2,998,490   1,539,571    4,528,048     5,267,699    1,484,981
  Contract redemptions                   (20,977,100)  (1,562,139)   (618,424)  (1,966,900)   (2,648,909)    (714,412)
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       22,826,622    1,436,351     921,147    2,561,148     2,618,790      770,569
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 35,511,838      947,371   1,084,687    6,293,848     4,059,387    1,164,291
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 1998          106,175,320    7,181,357   2,489,574   14,877,468    14,811,836    3,770,400
Changes From Operations:
  Net investment income (Loss)             5,907,286      (51,157)    133,883      (20,407)      645,572      146,944
  Net realized gain (loss) on
     investments                           1,441,491       12,630      (5,262)     335,397       299,113       43,258
  Net change in unrealized
     appreciation or depreciation on
     investments                          13,757,892    3,144,579    (224,481)   7,748,084      (134,985)     215,604
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              21,106,669    3,106,052     (95,860)   8,063,074       809,700      405,806
Net Increase (Decrease) From Unit
   Transactions:
  Contract purchases                      43,034,891    2,604,791     815,573    8,651,949     4,314,488    1,259,886
  Contract redemptions                   (31,953,909)  (2,192,736) (1,094,223)  (3,647,993)   (3,931,606)  (1,186,123)
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       11,080,982      412,055    (278,650)   5,003,956       382,882       73,763
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 32,187,651    3,518,107    (374,510)  13,067,030     1,192,582      479,569
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 1999          138,362,971   10,699,464   2,115,064   27,944,498    16,004,418    4,249,969
Changes From Operations:
  Net investment income                   12,176,760      517,311     113,448      991,723     4,171,105      256,323
  Net realized gain (loss) on
     investments                           4,175,302      591,035     (24,378)   2,208,330       265,687       48,824
  Net change in unrealized
     appreciation or depreciation on
     investments                         (24,411,451)  (1,679,661)    106,798   (7,547,646)   (3,064,129)    (556,294)
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              (8,059,389)    (571,315)    195,868   (4,347,593)    1,372,663     (251,147)
Net Increase (Decrease) From Unit
   Transactions:
  Contract purchases                      39,269,644    5,235,805     541,216    7,639,602     3,106,762      958,198
  Contract redemptions                   (42,912,464)  (3,374,698)   (713,599)  (8,912,733)   (4,886,161)  (1,251,153)
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (3,642,820)   1,861,107    (172,383)  (1,273,131)   (1,779,399)    (292,955)
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (11,702,209)   1,289,792      23,485   (5,620,724)     (406,736)    (544,102)
--------------------------------------  ------------  -----------  ----------  -----------   -----------   ----------
NET ASSETS AT DECEMBER 31, 2000         $126,660,762  $11,989,256  $2,138,549  $22,323,774   $15,597,682   $3,705,867
--------------------------------------  ============  ===========  ==========  ===========   ===========   ==========


See accompanying notes.


                                        LN                                       LN           LN           LN
                                        GROWTH AND   LN             LN           MONEY        SOCIAL       SPECIAL
                                        INCOME       INTERNATIONAL  MANAGED      MARKET       AWARENESS    OPPORTUNITIES
                                        SUBACCOUNT   SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 1998           $15,081,736  $  5,132,923   $ 2,026,369  $   422,226  $ 9,722,074  $  7,187,552
Changes From Operations:
  Net investment income                   1,287,704       239,254       290,210       32,783      579,722       790,924
  Net realized gain (loss) on
     investments                            100,803        31,795        19,828           --       41,386        (4,133)
  Net change in unrealized
     appreciation or depreciation on
     investments                          1,974,230       452,759        (6,782)          --    1,732,135      (366,217)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              3,362,737       723,808       303,256       32,783    2,353,243       420,574
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) FROM UNIT
   TRANSACTIONS:
  Contract purchases                      8,605,129     2,326,298     1,617,293    1,696,401    8,422,518     3,758,581
  Contract redemptions                   (4,363,165)   (1,586,780)     (751,833)    (903,887)  (3,254,965)   (2,047,477)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       4,241,964       739,518       865,460      792,514    5,167,553     1,711,104
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 7,604,701     1,463,326     1,168,716      825,297    7,520,796     2,131,678
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 1998          22,686,437     6,596,249     3,195,085    1,247,523   17,242,870     9,319,230
Changes From Operations:
  Net investment income (Loss)            1,098,136     1,690,417       246,952       75,436      771,091     1,024,702
  Net realized gain (loss) on
     investments                            350,810        (5,135)       17,636           --      357,753         1,376
  Net change in unrealized
     appreciation or depreciation on
     investments                          2,625,065      (582,846)      (14,211)          --    1,576,364    (1,496,933)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS              4,074,011     1,102,436       250,377       75,436    2,705,208      (470,855)
Net Increase (Decrease) From Unit
   Transactions:
  Contract purchases                      8,110,803     1,878,954     1,307,763    2,849,543    6,182,554     2,545,003
  Contract redemptions                   (5,687,859)   (1,780,644)     (882,137)  (2,154,979)  (5,355,803)   (2,870,694)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       2,422,944        98,310       425,626      694,564      826,751      (325,691)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 6,496,955     1,200,746       676,003      770,000    3,531,959      (796,546)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 1999          29,183,392     7,796,995     3,871,088    2,017,523   20,774,829     8,522,684
Changes From Operations:
  Net investment income                   1,935,267       282,182       316,998       71,649    1,574,745     1,544,072
  Net realized gain (loss) on
     investments                            670,879       (43,111)       33,829           --      571,031      (278,537)
  Net change in unrealized
     appreciation or depreciation on
     investments                         (5,494,743)     (297,578)     (427,678)          --   (3,959,223)     (235,190)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS             (2,888,597)      (58,507)      (76,851)      71,649   (1,813,447)    1,030,345
Net Increase (Decrease) From Unit
   Transactions:
  Contract purchases                      5,837,272     1,697,346       881,685    1,125,669    4,502,509     1,688,899
  Contract redemptions                   (7,280,085)   (1,907,119)   (1,149,631)  (1,974,631)  (5,831,906)   (3,195,301)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS      (1,442,813)     (209,773)     (267,946)    (848,962)  (1,329,397)   (1,506,402)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                (4,331,410)     (268,280)     (344,797)    (777,313)  (3,142,844)     (476,057)
--------------------------------------  -----------  -------------  -----------  -----------  -----------  -------------
NET ASSETS AT DECEMBER 31, 2000         $24,851,982  $  7,528,715   $ 3,526,291  $ 1,240,210  $17,631,985  $  8,046,627
--------------------------------------  ===========  =============  ===========  ===========  ===========  =============


                                        DGPF                     DGPF
                                        GROWTH      DGPF         GLOBAL
                                        AND INCOME  TREND        BOND
                                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
--------------------------------------
NET ASSETS AT JANUARY 1, 1998           $  899,397  $   496,375  $  113,779
Changes From Operations:
  Net investment income                     70,716        6,201       4,663
  Net realized gain (loss) on
     investments                             3,024       10,482         137
  Net change in unrealized
     appreciation or depreciation on
     investments                            50,483       99,414       2,116
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               124,223      116,097       6,916
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) FROM UNIT
   TRANSACTIONS:
  Contract purchases                       975,117      548,588      35,008
  Contract redemptions                    (298,389)    (208,811)    (51,009)
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS        676,728      339,777     (16,001)
--------------------------------------  ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                  800,951      455,874      (9,085)
--------------------------------------  ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 1998          1,700,348      952,249     104,694
Changes From Operations:
  Net investment income (Loss)             150,954      (11,025)      5,788
  Net realized gain (loss) on
     investments                              (947)      35,210        (348)
  Net change in unrealized
     appreciation or depreciation on
     investments                          (205,800)   1,118,315     (10,863)
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               (55,793)   1,142,500      (5,423)
Net Increase (Decrease) From Unit
   Transactions:
  Contract purchases                       612,373    1,831,969      69,242
  Contract redemptions                    (792,287)    (352,331)    (24,494)
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (179,914)   1,479,638      44,748
--------------------------------------  ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 (235,707)   2,622,138      39,325
--------------------------------------  ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 1999          1,464,641    3,574,387     144,019
Changes From Operations:
  Net investment income                    125,012      276,788         137
  Net realized gain (loss) on
     investments                           (65,004)     202,670      (5,953)
  Net change in unrealized
     appreciation or depreciation on
     investments                            60,679   (1,321,932)      5,146
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS               120,687     (842,474)       (670)
Net Increase (Decrease) From Unit
   Transactions:
  Contract purchases                       414,702    5,606,984      32,995
  Contract redemptions                    (648,247)  (1,708,259)    (78,941)
--------------------------------------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS       (233,545)   3,898,725     (45,946)
--------------------------------------  ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET
   ASSETS                                 (112,858)   3,056,251     (46,616)
--------------------------------------  ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2000         $1,351,783  $ 6,630,638  $   97,403
--------------------------------------  ==========  ===========  ==========

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.  ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION
    THE VARIABLE ACCOUNT:
    Lincoln Life Flexible Premium Variable Life Account K (Variable Account) was established as a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) on March 9, 1994. The Variable Account was registered with the Securities and Exchange Commission on May 2, 1994, under the Investment Company Act of 1940, as amended, as a unit investment trust, and commenced investment activity on May 17, 1994.

    The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

    BASIS OF PRESENTATION:
    The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

    INVESTMENTS:
    The Variable Account invests in Lincoln National Aggressive Growth Fund, Inc., Lincoln National Bond Fund, Inc., Lincoln National Capital Appreciation Fund, Inc., Lincoln National Equity-Income Fund, Inc., Lincoln National Global Asset Allocation Fund, Inc., Lincoln National Growth and Income Fund, Inc., Lincoln National International
    Fund, Inc., Lincoln National Managed Fund, Inc., Lincoln National Money Market Fund, Inc., Lincoln National Social Awareness Fund, Inc., Lincoln National Special Opportunities Fund, Inc., and the Delaware Group Premium Fund (DGPF) which consists of three series: Growth and Income Series, Trend Series, and Global Bond
    Series (Funds). The Funds are registered as open-ended investment management companies. Investments in the Funds are stated at the closing net asset value per share on December 31, 2000, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

    Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

    DIVIDENDS:
    Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date.
    Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES:
    Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

2. MORTALITY AND EXPENSE RISK CHARGE & OTHER TRANSACTIONS WITH AFFILIATE PERCENT OF PREMIUM CHARGE:

    Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 3.95% of each premium payment to cover state taxes and federal income tax liabilities. Amounts retained during 2000, 1999 and 1998 by Lincoln Life for such charges were $488,866, $630,636 and $1,032,222, respectively.

    VARIABLE ACCOUNT CHARGES:
    Amounts are charged daily to the Variable Account by Lincoln Life for a mortality and expense risk charge at a current annual rate of .68% of the average daily net asset value of the Variable Account. These charges are made in return for Lincoln Life's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

    OTHER CHARGES:
    Other charges which are paid to Lincoln Life by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and contingent surrender charges. These other charges for 2000, 1999 and 1998 amounted to $10,651,790,
    $10,196,726 and $9,231,450, respectively.

    The monthly administrative charge amounts to $7.50 for each policy in force and is intended to compensate Lincoln Life for continuing administration of the policies, premium billing, overhead expenses, and other miscellaneous expenses.

    Lincoln Life assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

    A transfer charge of $10 is incurred each time a policyowner transfers funds from one account to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge is incurred which is equal to the greater of $10 or 3% of the amount withdrawn for each withdrawal from the policy value by the policyowner.

    Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges in the first five years are approximately 132% of the required base minimum annual premium. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

3.  NET ASSETS
    The following is a summary of net assets owned at December 31, 2000.

                                                        LN                            LN             LN             LN
                                                        AGGRESSIVE     LN             CAPITAL        EQUITY-        GLOBAL ASSET
                                                        GROWTH         BOND           APPRECIATION   INCOME         ALLOCATION
                                         COMBINED       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Unit Transactions                        $  85,081,601  $   8,456,766  $   1,716,539  $  12,901,528  $   8,983,781  $  2,737,259
---------------------------------------
Accumulated net investment income           26,100,276      1,438,512        468,149      2,073,995      5,450,985       858,567
---------------------------------------
Accumulated net realized gain (loss) on
   investments                               6,501,581        690,979          1,753      2,722,060        721,052       115,802
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments             8,977,304      1,402,999        (47,892)     4,626,191        441,864        (5,761)
---------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
                                         $ 126,660,762  $  11,989,256  $   2,138,549  $  22,323,774  $  15,597,682  $  3,705,867
                                         =============  =============  =============  =============  =============  =============

                                         LN
                                         GROWTH AND
                                         INCOME
                                         SUBACCOUNT
---------------------------------------
Unit Transactions                        $  16,656,599
---------------------------------------
Accumulated net investment income            4,739,375
---------------------------------------
Accumulated net realized gain (loss) on
   investments                               1,175,344
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments             2,280,664
---------------------------------------  -------------
                                         $  24,851,982
                                         =============

                                                                       LN             LN             LN             DGPF
                                         LN             LN             MONEY          SOCIAL         SPECIAL        GROWTH
                                         INTERNATIONAL  MANAGED        MARKET         AWARENESS      OPPORTUNITIES  AND INCOME
                                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Unit Transactions                        $  5,236,657   $   2,651,881  $   1,004,246  $  12,103,770  $  5,320,235   $   1,073,855
---------------------------------------
Accumulated net investment income           2,391,829         926,222        235,964      3,106,572     3,760,261         363,567
---------------------------------------
Accumulated net realized gain (loss) on
   investments                                 29,058          85,307             --      1,014,036      (247,030)        (60,646)
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments             (128,829)       (137,119)            --      1,407,607      (786,839)        (24,993)
---------------------------------------  -------------  -------------  -------------  -------------  -------------  -------------
                                         $  7,528,715   $   3,526,291  $   1,240,210  $  17,631,985  $  8,046,627   $   1,351,783
                                         =============  =============  =============  =============  =============  =============

                                                        DGPF
                                         DGPF           GLOBAL
                                         TREND          BOND
                                         SUBACCOUNT     SUBACCOUNT
---------------------------------------
Unit Transactions                        $   6,146,133  $      92,352
---------------------------------------
Accumulated net investment income              271,672         14,606
---------------------------------------
Accumulated net realized gain (loss) on
   investments                                 259,823         (5,957)
---------------------------------------
Net unrealized appreciation
   (depreciation) on investments               (46,990)        (3,598)
---------------------------------------  -------------  -------------
                                         $   6,630,638  $      97,403
                                         =============  =============

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

4.  PURCHASES AND SALES OF INVESTMENTS

    The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2000.

                                         AGGREGATE    AGGREGATE
                                         COST OF      PROCEEDS
                                         PURCHASES    FROM SALES
-----------------------------------------------------------------
LN Aggressive Growth Fund                $ 4,098,966  $ 1,720,059
---------------------------------------
LN Bond Fund                                 416,987      475,838
---------------------------------------
LN Capital Appreciation Fund               5,137,967    5,418,619
---------------------------------------
LN Equity-Income Fund                      5,122,611    2,730,324
---------------------------------------
LN Global Asset Allocation Fund              730,112      766,616
---------------------------------------
LN Growth and Income Fund                  3,813,903    3,320,584
---------------------------------------
LN International Fund                        931,615      858,931
---------------------------------------
LN Managed Fund                              739,556      690,378
---------------------------------------
LN Money Market Fund                         951,675    1,728,957
---------------------------------------
LN Social Awareness Fund                   3,137,813    2,891,853
---------------------------------------
LN Special Opportunities Fund              2,025,204    1,987,240
---------------------------------------
DGPF Growth and Income Series                354,257      462,741
---------------------------------------
DGPF Trend Series                          4,900,089      724,258
---------------------------------------
DGPF Global Bond Series                       25,791       71,598
---------------------------------------  -----------  -----------
                                         $32,386,546  $23,847,996
                                         ===========  ===========

5.  INVESTMENTS

    The following is a summary of investments owned at December 31, 2000.

                                                      NET
                                         SHARES       ASSET    VALUE OF       COST OF
                                         OUTSTANDING  VALUE    SHARES         SHARES
-------------------------------------------------------------------------------------------
LN Aggressive Growth Fund                   679,509   $ 17.65  $  11,989,942  $  10,586,943
---------------------------------------
LN Bond Fund                                179,856     11.89      2,138,667      2,186,559
---------------------------------------
LN Capital Appreciation Fund                880,846     25.35     22,325,048     17,698,857
---------------------------------------
LN Equity-Income Fund                       894,259     17.44     15,598,559     15,156,695
---------------------------------------
LN Global Asset Allocation Fund             250,715     14.78      3,706,074      3,711,835
---------------------------------------
LN Growth and Income Fund                   574,658     43.25     24,853,390     22,572,726
---------------------------------------
LN International Fund                       546,818     13.77      7,529,135      7,657,964
---------------------------------------
LN Managed Fund                             208,458     16.92      3,526,489      3,663,608
---------------------------------------
LN Money Market Fund                        124,028     10.00      1,240,279      1,240,279
---------------------------------------
LN Social Awareness Fund                    473,903     37.21     17,632,983     16,225,376
---------------------------------------
LN Special Opportunities Fund               311,347     25.85      8,047,079      8,833,918
---------------------------------------
DGPF Growth and Income Series                79,992     16.90      1,351,859      1,376,852
---------------------------------------
DGPF Trend Series                           222,517     29.80      6,631,021      6,678,011
---------------------------------------
DGPF Global Bond Series                      10,011      9.73         97,408        101,006
---------------------------------------                        -------------  -------------
                                                               $ 126,667,933  $ 117,690,629
                                                               =============  =============

6.  NEW INVESTMENT FUNDS AND FUND NAME CHANGES

    During 2000, the Delaware Group Premium Fund, Inc. family of funds changed its name to Delaware Group Premium Fund
    (DGPF).

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account K

We have audited the accompanying statement of assets and liability of Lincoln Life Flexible Premium Variable Life Account K ("Variable Account") (comprised of the following subaccounts: Lincoln National ("LN") Aggressive Growth, LN Bond, LN Capital Appreciation, LN Equity-Income, LN Global Asset Allocation, LN Growth and Income, LN International, LN Managed, LN Money Market, LN Social Awareness, LN Special Opportunities, Delaware Group Premium Fund ("DGPF") Growth and Income, DGPF Trend, and DGPF Global Bond), as of December 31, 2000, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account K at December 31, 2000, and the results of their operations and changes in their net assets for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2001

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

BALANCE SHEETS -- STATUTORY BASIS

                                                              DECEMBER 31
                                                              2000        1999
                                                              ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------
ADMITTED ASSETS
CASH AND INVESTMENTS:
Bonds                                                         $21,852.5   $22,985.0
------------------------------------------------------------
Preferred stocks                                                  261.7       253.8
------------------------------------------------------------
Unaffiliated common stocks                                        161.7       166.9
------------------------------------------------------------
Affiliated common stocks                                          743.0       604.7
------------------------------------------------------------
Mortgage loans on real estate                                   4,102.0     4,211.5
------------------------------------------------------------
Real estate                                                       271.7       254.0
------------------------------------------------------------
Policy loans                                                    1,723.5     1,652.9
------------------------------------------------------------
Other investments                                                 485.0       426.6
------------------------------------------------------------
Cash and short-term investments                                 1,448.4     1,409.2
------------------------------------------------------------  ---------   ---------
Total cash and investments                                     31,049.5    31,964.6
------------------------------------------------------------
Premiums and fees in course of collection                         111.5       115.8
------------------------------------------------------------
Accrued investment income                                         444.2       435.3
------------------------------------------------------------
Reinsurance recoverable                                           450.7       199.0
------------------------------------------------------------
Funds withheld by ceding companies                                 74.4        73.5
------------------------------------------------------------
Company owned policies and contracts                              335.0         9.1
------------------------------------------------------------
Federal income taxes recoverable from parent company                0.1        61.6
------------------------------------------------------------
Goodwill                                                           38.4        43.1
------------------------------------------------------------
Other admitted assets                                             106.1        57.6
------------------------------------------------------------
Separate account assets                                        43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total admitted assets                                         $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

LIABILITIES AND CAPITAL AND SURPLUS
LIABILITIES:
Future policy benefits and claims                             $12,797.4   $12,184.0
------------------------------------------------------------
Other policyholder funds                                       15,328.8    16,589.5
------------------------------------------------------------
Amounts withheld or retained by Company as agent or trustee       639.8       364.0
------------------------------------------------------------
Funds held under reinsurance treaties                             849.6       796.9
------------------------------------------------------------
Asset valuation reserve                                           534.1       490.9
------------------------------------------------------------
Interest maintenance reserve                                       20.9        72.3
------------------------------------------------------------
Other liabilities                                                 536.8       627.0
------------------------------------------------------------
Short-term loan payable to parent company                         199.5       205.0
------------------------------------------------------------
Net transfers due from separate accounts                         (976.1)     (896.5)
------------------------------------------------------------
Separate account liabilities                                   43,904.6    46,105.1
------------------------------------------------------------  ---------   ---------
Total liabilities                                              73,835.4    76,538.2
------------------------------------------------------------

CAPITAL AND SURPLUS:
Common stock, $2.50 par value:
  Authorized, issued and outstanding shares -- 10 million
  (owned by Lincoln National Corporation)                          25.0        25.0
------------------------------------------------------------
Surplus notes due to Lincoln National Corporation               1,250.0     1,250.0
------------------------------------------------------------
Paid-in surplus                                                 2,006.1     1,942.6
------------------------------------------------------------
Unassigned surplus -- deficit                                    (602.0)     (691.1)
------------------------------------------------------------  ---------   ---------
Total capital and surplus                                       2,679.1     2,526.5
------------------------------------------------------------  ---------   ---------
Total liabilities and capital and surplus                     $76,514.5   $79,064.7
------------------------------------------------------------  =========   =========

See accompanying notes.                                                      S-1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ---------
                                                              (IN MILLIONS)
                                                              ---------------------------------
PREMIUMS AND OTHER REVENUES:
Premiums and deposits                                         $ 8,508.9   $ 7,273.6   $12,737.6
------------------------------------------------------------
Net investment income                                           2,125.5     2,203.2     2,107.2
------------------------------------------------------------
Amortization of interest maintenance reserve                       21.6        29.1        26.4
------------------------------------------------------------
Commissions and expense allowances on reinsurance ceded           568.4       472.3       179.9
------------------------------------------------------------
Expense charges on deposit funds                                  118.2       146.5       134.6
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       473.9       396.3
------------------------------------------------------------
Other income                                                      166.2        88.8        31.3
------------------------------------------------------------  ---------   ---------   ---------
Total revenues                                                 12,133.6    10,687.4    15,613.3
------------------------------------------------------------

BENEFITS AND EXPENSES:
Benefits and settlement expenses                                8,950.3     8,504.9    13,964.1
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses         2,466.2     1,618.3     2,919.4
------------------------------------------------------------  ---------   ---------   ---------
Total benefits and expenses                                    11,416.5    10,123.2    16,883.5
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before dividends to
policyholders, income taxes and net realized gain on
investments                                                       717.1       564.2    (1,270.2)
------------------------------------------------------------
Dividends to policyholders                                         80.2        80.3        67.9
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before federal income taxes and
net realized gain on investments                                  636.9       483.9    (1,338.1)
------------------------------------------------------------
Federal income taxes (credit)                                      94.9        85.4      (141.0)
------------------------------------------------------------  ---------   ---------   ---------
Gain (loss) from operations before net realized gain on
investments                                                       542.0       398.5    (1,197.1)
------------------------------------------------------------
Net realized gain on investments, net of income tax expense
and excluding net transfers to the interest maintenance
reserve                                                            27.9       114.4        46.8
------------------------------------------------------------  ---------   ---------   ---------
Net income (loss)                                             $   569.9   $   512.9   $(1,150.3)
------------------------------------------------------------  =========   =========   =========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              --------   --------   ---------
                                                              (IN MILLIONS)
                                                              -------------------------------
Capital and surplus at beginning of year                      $2,526.5   $2,564.5   $ 2,968.4
------------------------------------------------------------

CAPITAL AND SURPLUS INCREASE (DECREASE):
Net income (loss)                                                569.9      512.9    (1,150.3)
------------------------------------------------------------
Change in difference in cost and admitted investment amounts      17.2     (101.9)     (304.8)
------------------------------------------------------------
Change in nonadmitted assets                                     (21.9)     (22.9)      (17.1)
------------------------------------------------------------
Change in liability for reinsurance in unauthorized
companies                                                          0.6       26.0       (35.2)
------------------------------------------------------------
Gain on (amortization of) reinsurance of disability income
business                                                          (7.9)      71.8          --
------------------------------------------------------------
Change in policy reserve valuation basis                          (5.6)        --        (0.4)
------------------------------------------------------------
Change in asset valuation reserve                                (43.2)      (6.4)      (34.5)
------------------------------------------------------------
Proceeds from surplus notes due to Lincoln National
Corporation                                                         --         --     1,250.0
------------------------------------------------------------
Paid-in surplus                                                   63.5       12.5       108.4
------------------------------------------------------------
Dividends to Lincoln National Corporation                       (420.0)    (530.0)     (220.0)
------------------------------------------------------------  --------   --------   ---------
Capital and surplus at end of year                            $2,679.1   $2,526.5   $ 2,564.5
------------------------------------------------------------  ========   ========   =========

See accompanying notes.                                                      S-3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                              YEAR ENDED DECEMBER 31
                                                              2000        1999        1998
                                                              ---------   ---------   ----------
                                                              (IN MILLIONS)
                                                              ----------------------------------
OPERATING ACTIVITIES
Premiums, policy proceeds and other considerations received   $ 8,082.8   $ 7,671.1   $ 13,495.2
------------------------------------------------------------
Allowances and reserve adjustments received (paid) on
reinsurance ceded                                                 610.1       (19.9)      (632.4)
------------------------------------------------------------
Investment income received                                      2,109.8     2,168.6      2,003.9
------------------------------------------------------------
Separate account investment management and administration
service fees                                                      624.8       470.6        396.3
------------------------------------------------------------
Benefits paid                                                  (9,843.9)   (8,699.4)    (7,395.8)
------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses paid   (1,796.4)   (1,734.5)    (2,909.7)
------------------------------------------------------------
Proceeds related to reinsurance of disability income
business                                                             --        71.8           --
------------------------------------------------------------
Federal income taxes recovered (paid)                             (16.3)      (81.2)        84.2
------------------------------------------------------------
Dividends to policyholders                                        (82.6)      (82.8)       (12.9)
------------------------------------------------------------
Other income received and expenses paid, net                      (48.9)      252.1        207.0
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) operating activities              (360.6)       16.4      5,235.8
------------------------------------------------------------

INVESTING ACTIVITIES
Sale, maturity or repayment of investments                      5,845.5     6,557.7     10,926.5
------------------------------------------------------------
Purchase of investments                                        (4,719.6)   (5,940.8)   (16,950.0)
------------------------------------------------------------
Other uses including reinsured policy loans                      (344.6)     (497.0)      (778.3)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) investing activities               781.3       119.9     (6,801.8)
------------------------------------------------------------

FINANCING ACTIVITIES
Surplus paid-in                                                    63.5        12.5        108.4
------------------------------------------------------------
Proceeds from surplus notes from shareholder                         --          --      1,250.0
------------------------------------------------------------
Proceeds from borrowings from shareholder                         180.0       205.0        140.0
------------------------------------------------------------
Repayment of borrowings from shareholder                         (205.0)     (140.0)      (120.0)
------------------------------------------------------------
Dividends paid to shareholder                                    (420.0)     (530.0)      (220.0)
------------------------------------------------------------  ---------   ---------   ----------
Net cash provided by (used in) financing activities              (381.5)     (452.5)     1,158.4
------------------------------------------------------------  ---------   ---------   ----------
Net increase (decrease) in cash and short-term investments         39.2      (316.2)      (407.6)
------------------------------------------------------------
Cash and short-term investments at beginning of year            1,409.2     1,725.4      2,133.0
------------------------------------------------------------  ---------   ---------   ----------
Cash and short-term investments at end of year                $ 1,448.4   $ 1,409.2   $  1,725.4
------------------------------------------------------------  =========   =========   ==========

See accompanying notes.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATIONS
The Lincoln National Life Insurance Company (the "Company") is a wholly owned subsidiary of Lincoln National Corporation ("LNC") and is domiciled in Indiana. As of December 31, 2000, the Company owned 100% of the outstanding common stock of four insurance company subsidiaries and five non-insurance subsidiaries.

The Company's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels and the reinsurance of individual and group life and health business. The Company is licensed and sells its products in 49 states, Canada and several territories of the United States.

USE OF ESTIMATES
The nature of the insurance and investment management businesses requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. Actual results could differ from those estimates.

BASIS OF PRESENTATION
The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance ("Insurance Department"), which practices differ from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

INVESTMENTS
Bonds and preferred stocks are reported at cost or amortized cost or fair value based on their National Association of Insurance Commissioners ("NAIC") rating. For GAAP, the Company's bonds and preferred stocks are classified as available-for-sale and, accordingly, are reported at fair value with changes in the fair values reported directly in shareholder's equity after adjustments for related amortization of deferred acquisition costs, additional policyholder commitments and deferred income taxes.

Investments in real estate are reported net of related obligations rather than on a gross basis. Real estate owned and occupied by the Company is classified as a real estate investment rather than reported as an operating asset, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. The asset valuation reserve ("AVR") is determined by a NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under GAAP, realized capital gains and losses are reported in net income; on a pre-tax basis, in the period in which the asset giving rise to the gain or loss is sold. Such realized capital gains and losses are reported net of associated amortized of deferred acquisition costs and investment expenses, using the specific identification method. Under GAAP, writedowns are provided when there has been a decline in value deemed other than temporary, in which case, the provision for such declines are charged to income.

SUBSIDIARIES
The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required by GAAP. Under statutory accounting principles, the Company's insurance subsidiaries are carried at their statutory-basis net equity and the non-insurance subsidiaries are carried at their GAAP-basis net equity, adjusted for certain items which would be non-admitted under statutory accounting principles. Both insurance subsidiaries and non-insurance subsidiaries are presented in the balance sheets as investments in affiliated common stocks.

POLICY ACQUISITION COSTS
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance, annuity and other investment-type products, deferred policy acquisition costs, to the extent recoverable from future gross profits, are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, expense margins and actual realized gain (loss) on investments.

NONADMITTED ASSETS
Certain assets designated as "nonadmitted," principally furniture and equipment and certain receivables, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

PREMIUMS
Revenues for universal life policies consist of the entire premium received. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue.

Premiums and deposits with respect to annuity and other investment-type contracts are reported as premium revenues; whereas, under GAAP, such premiums and deposits are treated as liabilities and policy charges represent revenues.

BENEFIT RESERVES
Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Death benefits paid, policy and contract withdrawals, and the change in policy reserves on universal life policies, annuity and other investment-type contracts are reported as benefits and settlement expenses in the accompanying statements of income; whereas, under GAAP, withdrawals are treated as a reduction of the policy or contract liabilities and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

REINSURANCE
Premiums, claims and policy benefits and contract liabilities are reported in the accompanying financial statements net of reinsurance amounts. For GAAP, assets and liabilities related to reinsurance ceded contracts are reported on a gross basis, except for certain reinsurance contracts that provide statutory surplus relief to other insurance companies, for which a right of offset exist.

A liability for reinsurance balances has been provided for unsecured policy and contract liabilities and unearned premiums ceded to reinsurers not authorized by the Insurance Department to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible is established through a charge to income.

Commissions on business ceded are reported as income when received rather than deferred and amortized with deferred policy acquisition costs. Business assumed under 100% indemnity reinsurance agreements is accounted for as a purchase for GAAP reporting purposes and the ceding commission represents the purchase price. Under purchase accounting, assets acquired and liabilities assumed are reported at fair value at the date of the transaction and the excess of the purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed is recorded as goodwill and amortized over future periods, not to exceed 40 years, in accordance with benefits expected to be derived from the acquisitions. On a statutory-basis, the ceding commission is expensed when paid and reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.
Certain reinsurance contracts meeting risk transfer requirements under statutory-basis accounting practices have been accounted for using traditional reinsurance accounting; whereas, such contracts are accounted for using deposit accounting under GAAP.

DEFERRED INCOME TAXES
Deferred income taxes are not provided for differences between financial statement amounts and tax bases of assets and liabilities.

POLICYHOLDER DIVIDENDS
Policyholder dividends are recognized when declared rather than over the term of the related policies.

SURPLUS NOTES DUE TO LNC
Surplus notes due to LNC are reported as surplus rather than as liabilities. On a statutory basis, interest on surplus notes is not accrued until approval is received from the Indiana Insurance Commissioner; whereas, under GAAP, interest would be accrued periodically based on the outstanding principal and the interest rate.

STATEMENTS OF CASH FLOWS
Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of the Company's net income (loss) and capital and surplus determined on a statutory-basis with amounts determined in accordance with GAAP is as follows:

                                                              CAPITAL AND SURPLUS     NET INCOME (LOSS)
                                                              -----------------------------------------------------
                                                              DECEMBER 31             YEAR ENDED DECEMBER 31
                                                              2000        1999        2000      1999      1998
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)           (IN MILLIONS)
                                                              -----------------------------------------------------
Amounts reported on a statutory-basis.......................  $ 2,679.1   $ 2,526.5   $ 569.9   $ 512.9   $(1,150.3)
GAAP adjustments:
  Deferred policy acquisition costs, present value of future
    profits and non-admitted goodwill.......................    3,812.6     3,628.2     287.9     135.0        48.5
  Policy and contract reserves..............................   (2,129.9)   (1,943.1)   (142.3)    (97.3)    1,743.4
  Policyholders' share of earnings and surplus on
    participating business..................................     (131.1)     (122.7)      (.3)     (1.8)        3.2
  Deferred income taxes.....................................      185.2       244.5    (108.3)   (117.4)     (218.6)
  Interest maintenance reserve..............................       20.9        72.3     (51.4)    (87.2)       24.4
  Asset valuation reserve...................................      534.1       490.9        --        --          --
  Nonadmitted assets, including nonadmitted investments.....      196.1       139.6        --        --          --
  Unrealized gain (loss) on investments.....................       38.7      (555.2)       --        --          --
  Net realized loss on investments..........................     (156.5)     (186.4)     18.9     (32.4)     (116.7)
  Investments in subsidiary companies.......................      523.3       460.9      61.8      39.1        41.3
  Other, net................................................     (123.7)      (61.0)     12.7     129.8       103.6
  Surplus notes and related interest........................   (1,250.0)   (1,250.0)       --       1.5        (1.5)
                                                              ---------   ---------   -------   -------   ---------
Net increase (decrease).....................................    1,519.7       918.0      79.0     (30.7)    1,627.6
                                                              ---------   ---------   -------   -------   ---------
Amounts on a GAAP basis.....................................  $ 4,198.8   $ 3,444.5   $ 648.9   $ 482.2   $   477.3
                                                              =========   =========   =======   =======   =========

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Other significant accounting practices are as follows:

INVESTMENTS
Bonds not backed by loans are principally stated at amortized cost and the discount or premium is amortized using the scientific method.

Mortgage-backed bonds are valued at amortized cost and income is recognized using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities.

Short-term investments include investments with maturities of less than one year at the date of acquisition. The carrying amounts for these investments approximate their fair values.

Preferred stocks are reported at cost or amortized cost.

Unaffiliated common stocks are reported at fair value as determined by the Securities Valuation Office of the NAIC and the related unrealized gains (losses) are reported in unassigned surplus without adjustment for federal income taxes.

Policy loans are reported at unpaid balances.

The Company uses various derivative instruments as part of its overall liability-asset management program for certain investments and life insurance and annuity products. The Company values all derivative instruments on a basis consistent with that of the hedged item. Upon termination, gains and losses on those instruments are included in the carrying values of the underlying hedged items or deferred in IMR, where applicable, and are amortized over the remaining lives of the hedged items as adjustments to investment income. Any unamortized gains or losses are recognized when the underlying hedged items are sold. The premiums paid for interest rate caps and swaptions are deferred and amortized to net investment income on a straight-line basis over the term of the respective derivative.

Hedge accounting is applied as indicated above after the Company determines that the items to be hedged expose the Company to interest rate fluctuations, the widening of bond yield spreads over comparable maturity U.S. government obligations or foreign exchange risk. Moreover, the derivatives used to hedge those exposures are designated as hedges and reduce the indicated risk by demonstrating a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the change in value of the derivatives is included in net income.

Mortgage loans on real estate are reported at unpaid balances, less allowances for impairments. Real estate is reported at depreciated cost.

Realized investment gains and losses on investments sold are determined using the specific identification method. Changes in admitted asset carrying amounts of bonds, mortgage loans and common and preferred stocks are credited or charged directly in unassigned surplus.

LOANED SECURITIES
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. In other instances, the Company will hold as collateral securities with a market value at least equal to the securities loaned. Securities held as collateral are not recorded in the Company's balance sheet in accordance with accounting guidance for secured borrowings and collateral. The Company's agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. The Company values collateral daily and obtains additional collateral when deemed appropriate.

GOODWILL
Goodwill, which represents the excess, subject to certain limitations, of the ceding commission over statutory-basis net assets of business purchased under an assumption reinsurance agreement, is amortized on a straight-line basis over ten years.

PREMIUMS
Life insurance and annuity premiums are recognized as revenue when due. Accident and health premiums are earned pro rata over the contract term of the policies.

BENEFITS
Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and returns any premium beyond the date of death, except for policies issued prior to March 1977. Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves. If net premiums exceed the gross premiums on any insurance in-force, additional reserves are established. Benefit reserves for policies underwritten on a substandard basis are determined using the multiple table reserve method.

The tabular interest, tabular less actual reserves released and tabular cost have been determined by formula or from the basic data for such items. Tabular interest funds not involving life contingencies were determined using the actual interest credited to the funds plus the change in accrued interest.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

CLAIMS AND CLAIM ADJUSTMENT EXPENSES
Unpaid claims and claim adjustment expenses on accident and health policies represent the estimated ultimate net cost of all reported and unreported claims incurred during the year. The Company does not discount claims and claim adjustment expense reserves. The reserves for unpaid claims and claim adjustment expenses are estimated using individual case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for claims and claim adjustment expenses are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

REINSURANCE CEDED AND ASSUMED
Reinsurance premiums, benefits and claims and claim adjustment expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Certain business is transacted on a funds withheld basis and investment income on investments managed by the Company are reported in net investment income.

PENSION BENEFITS
Costs associated with the Company's defined benefit pension plans are systematically accrued during the expected period of active service of the covered employees.

INCOME TAXES
The Company and eligible subsidiaries have elected to file consolidated federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, the Company provides for income taxes on a separate return filing basis. The tax sharing agreement also provides that the Company will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

STOCK OPTIONS
The Company recognizes compensation expense for its stock option incentive plans using the intrinsic value method of accounting. Under the terms of the intrinsic value method, compensation cost is the excess, if any, of the quoted market price of LNC's common stock at the grant date, or other measurement date, over the amount an employee or agent must pay to acquire the stock.

ASSETS HELD IN SEPARATE ACCOUNTS AND LIABILITIES RELATED TO SEPARATE ACCOUNTS Separate account assets and liabilities reported in the accompanying balance sheets represent segregated funds administered and invested for the exclusive benefit of pension and variable life and annuity contractholders and for which the contractholders, rather than the Company, bear the investment risk. Separate account assets and liabilities are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in income from separate account investment management and administration service fees. Mortality charges on variable universal life contracts are included in income from expense charges on deposit funds. Fees charged relative to variable life and annuity administration agreements for separate account products sold by other insurance companies and not recorded on the Company's financial statements are included in income from separate account investment management and administration service fees.

RECLASSIFICATIONS
Certain amounts reported in the prior years' statutory-basis financial statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications had no effect on unassigned surplus or net income (loss) of the prior years.

--------------------------------------------------------------------------------
2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Insurance Department. For periods prior to January 1, 2001, effective "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's ACCOUNTING PRACTICES AND PROCEDURES MANUAL and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future.

The NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual became effective on January 1, 2001. Indianaadopted the provisions of the revised manual. The revised manual changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements for periods subsequent to December 31, 2000. The cumulative effect of changes in accounting principles adopted to conform to the revised Accounting Practices and Procedures Manual will be reported in 2001 financial statements as an adjustment to surplus as of January 1, 2001.Management believes the impact of these changes, upon adoption, will not result in a significant reduction in the Company's statutory-basis capital and surplus.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
3. INVESTMENTS

The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in bonds are summarized as follows:

                                                              COST OR     GROSS        GROSS
                                                              AMORTIZED   UNREALIZED   UNREALIZED   FAIR
                                                              COST        GAINS        LOSSES       VALUE
                                                              -----------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------
At December 31, 2000:
  Corporate.................................................  $17,205.5     $430.8       $542.0     $17,094.3
  U.S. government...........................................      324.2       64.2          2.5         385.9
  Foreign government........................................      812.6       35.9         27.9         820.6
  Mortgage-backed...........................................    3,499.0       89.9         34.2       3,554.7
  State and municipal.......................................       11.2         --           .1          11.1
                                                              ---------     ------       ------     ---------
                                                              $21,852.5     $620.8       $606.7     $21,866.6
                                                              =========     ======       ======     =========

At December 31, 1999:
  Corporate.................................................  $17,758.4     $229.6       $763.0     $17,225.0
  U.S. government...........................................      316.8       29.6         21.5         324.9
  Foreign government........................................      984.5       49.8         39.9         994.4
  Mortgage-backed...........................................    3,913.7       46.2        139.0       3,820.9
  State and municipal.......................................       11.6         --           .5          11.1
                                                              ---------     ------       ------     ---------
                                                              $22,985.0     $355.2       $963.9     $22,376.3
                                                              =========     ======       ======     =========

The carrying amounts of bonds in the balance sheets at December 31, 2000 and 1999 reflect adjustments of $58,300,000 and $38,900,000, respectively, to decrease amortized cost as a result of the Securities Valuation Office of the NAIC ("SVO") designating certain investments as in or near default.

A summary of the cost or amortized cost and fair value of investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                    COST OR
                                    AMORTIZED   FAIR
                                    COST        VALUE
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Maturity:
  In 2001.........................  $   740.1   $   742.2
  In 2002-2005....................    4,446.6     4,450.6
  In 2006-2010....................    5,946.1     5,808.8
  After 2010......................    7,220.7     7,310.3
  Mortgage-backed securities......    3,499.0     3,554.7
                                    ---------   ---------
Total.............................  $21,852.5   $21,866.6
                                    =========   =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

Proceeds from sales of investments in bonds during 2000, 1999 and 1998 were $2,878,200,000, $5,351,400,000 and $9,395,000,000, respectively. Gross gains during 2000, 1999 and 1998 of $56,000,000, $95,400,000 and $186,300,000,
respectively, and gross losses of $116,500,000, $195,500,000 and $138,000,000, respectively, were realized on those sales.

At December 31, 2000 and 1999, investments in bonds, with an admitted asset value of $99,900,000 and $116,500,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

Unrealized gains and losses on investments in unaffiliated common stocks are reported directly in unassigned surplus. The cost or amortized cost, gross unrealized gains and losses and the fair value of investments in unaffiliated common stocks and preferred stocks are as follows:

                                          COST OR    GROSS       GROSS
                                          AMORTIZED  UNREALIZED  UNREALIZED  FAIR
                                          COST       GAINS       LOSSES      VALUE
                                          -----------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------
At December 31, 2000:
  Preferred stocks......................   $261.7      $ 2.9       $25.1     $239.5
  Unaffiliated common stocks............    145.7       30.7        14.7      161.7
At December 31, 1999:
  Preferred stocks......................   $253.8      $ 1.3       $31.5     $223.6
  Unaffiliated common stocks............    150.4       34.2        17.7      166.9

The carrying amount of preferred stocks in the balance sheets at December 31, 2000 and 1999 reflects adjustments of $7,600,000 and $4,100,000, respectively, to decrease amortized cost as a result of the SVO designating certain investments as low or lower quality.

During 2000, the minimum and maximum lending rates for mortgage loans were 6.63% and 9.33%, respectively. At the

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

3. INVESTMENTS (CONTINUED)
issuance of a loan, the percentage of loan to value on any one loan does not exceed 75%. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.
Components of the Company's investments in real estate are summarized as follows:

                                         DECEMBER 31
                                         2000     1999
                                         ---------------
                                         (IN MILLIONS)
                                         ---------------
Occupied by the Company:
  Land.................................  $  2.5   $  2.5
  Buildings............................    10.5     11.1
  Less accumulated depreciation........    (2.5)    (2.2)
                                         ------   ------
Net real estate occupied by the
  Company..............................    10.5     11.4
Other:
  Land.................................    45.8     46.2
  Buildings............................   238.3    226.8
  Other................................    16.3      4.7
  Less accumulated depreciation........   (39.2)   (35.1)
                                         ------   ------
Net other real estate..................   261.2    242.6
                                         ------   ------
Net real estate........................  $271.7   $254.0
                                         ======   ======

The major categories of net investment income are as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999       1998
                                                              ------------------------------
                                                              (IN MILLIONS)
                                                              ------------------------------
Income:
  Bonds.....................................................  $1,744.3   $1,840.6   $1,714.3
  Preferred stocks..........................................      21.3       20.3       19.7
  Unaffiliated common stocks................................       4.9        6.3       10.6
  Affiliated common stocks..................................      10.2        7.8        5.2
  Mortgage loans on real estate.............................     328.1      321.0      323.6
  Real estate...............................................      41.4       57.8       81.4
  Policy loans..............................................     109.8      101.7       86.5
  Other investments.........................................      58.7       50.6       26.5
  Cash and short-term investments...........................      77.9       95.9      104.7
                                                              --------   --------   --------
Total investment income.....................................   2,396.6    2,502.0    2,372.5
Expenses:
  Depreciation..............................................      12.8       14.4       19.3
  Other.....................................................     258.3      284.4      246.0
                                                              --------   --------   --------
Total investment expenses...................................     271.1      298.8      265.3
                                                              --------   --------   --------
Net investment income.......................................  $2,125.5   $2,203.2   $2,107.2
                                                              ========   ========   ========

Net realized capital gains/(losses) are reported net of federal income taxes and amounts transferred to the IMR as follows:

                                                              2000     1999     1998
                                                              ------------------------
                                                              (IN MILLIONS)
                                                              ------------------------
Net realized capital gains (losses).........................  $(60.3)  $ 20.8   $179.7
Less amount transferred to IMR (net of related taxes
  (credits) of ($16.0), ($31.4) and $27.3 in 2000, 1999 and
  1998, respectively).......................................   (29.7)   (58.3)    50.8
                                                              ------   ------   ------
                                                               (30.6)    79.1    128.9
Less federal income taxes (credits) on realized gains.......   (58.5)   (35.3)    82.1
                                                              ------   ------   ------
Net realized capital gains after transfer to IMR and taxes
  (credits).................................................  $ 27.9   $114.4   $ 46.8
                                                              ======   ======   ======

--------------------------------------------------------------------------------
4. SUBSIDIARIES

The Company owns 100% of the outstanding common stock of four insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn"), Lincoln National Health & Casualty Insurance Company ('LNH&C'), Lincoln National

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

4. SUBSIDIARIES (CONTINUED)
Reassurance Company ("LNRAC") and Lincoln Life & Annuity Company of New York ("LNY"). The Company also owns 100% of the outstanding common stock of five non-insurance company subsidiaries: Lincoln National Insurance Associates ("LNIA"), Sagemark Consulting, Inc. ("Sagemark"), Wakefield Tower Alpha Limited ("Wakefield"), Lincoln Realty Capital Corporation ("LRCC") and Lincoln Life & Annuity Distributors, Inc. ("LLAD").
Statutory-basis financial information related to the insurance subsidiaries is summarized as follows (in millions):

                       DECEMBER 31, 2000
                       ------------------------------------
                       FIRST PENN  LNH&C   LNRAC   LNY
                       ------------------------------------
Cash and invested
  assets.............   $1,376.9   $422.0  $410.5  $1,947.0
Other assets.........       41.6     46.4   487.1     371.5
                        --------   ------  ------  --------
Total admitted
  assets.............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

Insurance reserves...   $1,305.3   $339.2  $231.9  $1,772.1
Other liabilities....       41.8     36.1   598.1      48.0
Separate account
  liabilities........         --       --      --     329.8
Capital and surplus..       71.4     93.1    67.6     168.6
                        ========   ======  ======  ========
Total liabilities and
  capital and
  surplus............   $1,418.5   $468.4  $897.6  $2,318.5
                        ========   ======  ======  ========

                       YEAR ENDED DECEMBER 31, 2000
                       -----------------------------------
                       FIRST
                       PENN     LNH&C    LNRAC      LNY
                       -----------------------------------
Revenues.............  $327.6   $256.4   $1,646.6   $389.8
Benefits and
  expenses...........   322.2    259.4    1,630.7    341.8
Net realized
  losses.............      --      (.1)       (.1)    (2.2)
                       ------   ------   --------   ------
Net income (loss)....  $  5.4   $ (3.1)  $   15.8   $ 45.8
                       ======   ======   ========   ======

                           DECEMBER 31, 1999
                           ------------------------------------
                           FIRST PENN  LNH&C   LNRAC   LNY
                           ------------------------------------
Cash and invested
  assets.................   $1,318.7   $434.6  $443.6  $1,888.6
Other assets.............       40.6    55.5    492.6     403.1
                            ========   ======  ======  ========
Total admitted assets....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

Insurance reserves.......   $1,242.2   $394.4  $261.4  $1,802.4
Other liabilities........       44.3    27.9    614.4      25.6
Separate account
  liabilities............         --      --       --     328.8
Capital and surplus......       72.8    67.8     60.4     134.9
                            ========   ======  ======  ========
Total liabilities and
  capital and surplus....   $1,359.3   $490.1  $936.2  $2,291.7
                            ========   ======  ======  ========

                           YEAR ENDED DECEMBER 31, 1999
                           ------------------------------
                           FIRST
                           PENN    LNH&C   LNRAC  LNY
                           ------------------------------
Revenues.................  $332.7  $263.3  $88.4  $313.3
Benefits and expenses....   329.0  346.9   75.4    291.4
Net realized gains
  (losses)...............      --     --     .2     (2.0)
                           ------  ------  -----  ------
Net income (loss)........  $  3.7  $(83.6) $13.2  $ 19.9
                           ======  ======  =====  ======

LNIA was purchased in 1998 for $600,000 and is valued on the equity method with an admitted asset value of $800,000 at December 31, 2000. Sagemark is a broker dealer and was acquired in connection with a reinsurance transaction completed in 1998. Sagemark is valued on the equity method with an admitted asset value of $6,600,000 at December 31, 2000. Wakefield was formed in 1999 to engage in the ownership and management of investments and is valued on the equity method with an admitted asset value of $264,000,000 at December 31, 2000. Wakefield's assets as of December 31, 2000 consist entirely of investments in bonds. LRCC was formed in 1999 to engage in the management of certain real estate investments. It was capitalized with cash and three real estate investments of $12,700,000 and is valued on the equity method with an admitted asset value of $25,700,000 at December 31, 2000. LLAD was formed in 2000 to distribute the Company's products to its customers and is valued on the equity method with an admitted asset value of $45,200,000 at December 31, 2000.

The carrying value of all affiliated common stocks, was $743,000,000 and $604,700,000 at December 31, 2000 and 1999, respectively. The cost basis of investments in subsidiaries as of December 31, 2000 and 1999 was $1,058,300,000 and $970,700,000, respectively.

During 2000, 1999 and 1998, the insurance subsidiaries paid dividends to the Company of $11,000,000, $5,200,000 and $5,200,000, respectively.

--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES

The effective federal income tax rate in the accompanying Statements of Operations differs from the prevailing statutory tax rate principally due to tax-exempt investment income, dividends received tax deductions and differences between

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

5. FEDERAL INCOME TAXES (CONTINUED)
statutory accounting and tax return recognition relative to policy acquisition costs, policy and contract liabilities and reinsurance ceding commissions.

In 2000 and 1999, capital losses of $174,000,000 and $151,700,000 respectively, were incurred and carried back to recover taxes paid in prior years.

The Company paid (received) ($42,600,000), $45,300,000 and $2,300,000 to (from)
LNC in 2000, 1999 and 1998, respectively, for federal income taxes.

Under prior income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as 'Policyholders' Surplus.' The Company has approximately $187,000,000 of untaxed 'Policyholders' Surplus' on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. Barring the passage of unfavorable legislation, the Company does not believe that any significant portion of the account will be taxed in the foreseeable future and no related tax liability has been recognized. If the entire balance of the account became taxable under the current federal income tax rate, the tax would be approximately $65,500,000.

--------------------------------------------------------------------------------
6. SUPPLEMENTAL FINANCIAL DATA

The balance sheet caption "Reinsurance recoverable" includes amounts recoverable from other insurers for claims paid by the Company of $123,500,000 and $81,200,000 at December 31, 2000 and 1999, respectively.
The balance sheet caption, "Future policy benefits and claims," and the balance sheet caption "Other policyholder funds" have been reduced for insurance ceded in the amounts of $5,237,000,000 and $5,340,000,000 as of December 31, 2000 and
1999, respectively.
Reinsurance transactions, excluding assumption reinsurance, included in the income statement caption, "Premiums and deposits," are as follows:

                            YEAR ENDED DECEMBER 31
                            2000       1999       1998
                            ------------------------------
                            (IN MILLIONS)
                            ------------------------------
Insurance assumed.........  $3,952.9   $2,606.5   $9,018.9
Insurance ceded...........   2,766.6    1,675.1      877.1
                            --------   --------   --------
Net reinsurance
  premiums................  $1,186.3   $  931.4   $8,141.8
                            ========   ========   ========

The income statement caption, "Benefits and settlement expenses," is net of reinsurance recoveries of $1,875,000,000, $2,609,000,000 and $2,098,800,000 for
2000, 1999 and 1998, respectively.

Details underlying the balance sheet caption "Other policyholder funds" are as follows:

                                    DECEMBER 31
                                    2000        1999
                                    ---------------------
                                    (IN MILLIONS)
                                    ---------------------
Premium deposit funds.............  $14,762.0   $16,208.3
Undistributed earnings on
  participating business..........      345.2       346.9
Other.............................      221.6        34.3
                                    ---------   ---------
                                    $15,328.8   $16,589.5
                                    =========   =========

Deferred and uncollected life insurance premiums and annuity considerations included in the balance sheet caption, "Premiums and fees in course of collection," are as follows:

                                  DECEMBER 31, 2000
                                  -------------------------
                                                    NET OF
                                  GROSS   LOADING   LOADING
                                  -------------------------
                                  (IN MILLIONS)
                                  -------------------------
Ordinary new business...........  $13.0    $ 8.1     $ 4.9
Ordinary renewal................   57.9     15.7      42.2
Group life......................    9.7       .2       9.5
                                  -----    -----     -----
                                  $80.6    $24.0     $56.6
                                  =====    =====     =====

                                   DECEMBER 31, 1999
                                   -------------------------
                                                     NET OF
                                   GROSS   LOADING   LOADING
                                   -------------------------
                                   (IN MILLIONS)
                                   -------------------------
Ordinary new business............  $10.8    $ 7.3     $ 3.5
Ordinary renewal.................   54.2      6.8      47.4
Group life.......................   13.7       .1      13.6
                                   -----    -----     -----
                                   $78.7    $14.2     $64.5
                                   =====    =====     =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
7. ANNUITY RESERVES

At December 31, 2000, the Company's annuity reserves and deposit fund liabilities, including separate accounts, that are subject to discretionary withdrawal with adjustment, subject to discretionary withdrawal without adjustment and not subject to discretionary withdrawal provisions are summarized as follows:

                                        AMOUNT      PERCENT
                                        -------------------
                                        (IN MILLIONS)
                                        -------------------
Subject to discretionary withdrawal
  with adjustment:
  With market value adjustment........  $ 1,970.6       3%
  At book value, less surrender
    charge............................    1,534.7       2
  At market value.....................   41,634.6      69
                                        ---------     ---
                                         45,139.9      74
Subject to discretionary withdrawal
  without adjustment at book value
  with minimal or no charge or
  adjustment..........................   12,598.5      21
Not subject to discretionary
  withdrawal..........................    2,934.7       5
                                        ---------     ---
Total annuity reserves and deposit
  fund................................   60,673.1     100%
                                                      ===
Less reinsurance......................    1,313.6
                                        ---------
Net annuity reserves and deposit fund
  liabilities, including separate
  accounts............................  $59,359.5
                                        =========

--------------------------------------------------------------------------------
8. CAPITAL AND SURPLUS

In 1998, the Company issued two surplus notes to LNC in return for cash of $1,250,000,000. The first note, for $500,000,000, was issued to LNC in connection with the CIGNA Corporation ("CIGNA") indemnity reinsurance transaction on January 5, 1998. This note calls for the Company to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before January 5, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,315,700,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

The second note for $750,000,000 was issued on December 18, 1998, to LNC in connection with the Aetna, Inc. ("Aetna") indemnity reinsurance transaction. This note calls for the Company to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note, but not before December 18, 2003. Any payment of interest or repayment of principal may be paid only out of the Company's earnings, only if the Company's surplus exceeds specified levels ($2,379,600,000 at December 31, 2000), and subject to approval by the Indiana Insurance Commissioner.

A summary of the terms of these surplus notes follows (in millions):

                                                     PRINCIPAL                     INCEPTION      ACCRUED
                                                   OUTSTANDING AT                   TO DATE     INTEREST AT
                                     PRINCIPAL      DECEMBER 31,   CURRENT YEAR    INTEREST    DECEMBER 31,
  DATE ISSUED                      AMOUNT OF NOTE       2000       INTEREST PAID     PAID          2000
  -----------                      --------------  --------------  -------------  -----------  -------------
  January 5, 1998................   $     500.0      $     500.0    $     24.6    $     89.7     $      8.2
  December 18, 1998..............         750.0            750.0          33.9          80.7           11.3
                                    -----------      -----------    ----------    ----------     ----------
  Total..........................   $   1,250.0      $   1,250.0    $     58.5    $    170.4     $     19.5
                                    ===========      ===========    ==========    ==========     ==========

Life insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2000, the Company exceeds the RBC requirements.

The payment of dividends by the Company is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Indiana Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations. The Company assumed a block of individual life insurance and annuity business from CIGNA

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

8. CAPITAL AND SURPLUS (CONTINUED)
in January 1998 and a block of individual life insurance business from Aetna in October 1998. These acquisitions were structured as indemnity reinsurance transactions. The statutory accounting regulations do not allow goodwill to be recognized on indemnity reinsurance transactions and therefore, the related ceding commission is recorded in the Statement of Operations as a expense resulting in a reduction of unassigned surplus. As a result of these transactions, the Company's statutory-basis unassigned surplus is negative as of December 31, 2000 and it will be necessary for the Company to obtain the prior approval of the Indiana Insurance Commissioner before paying any dividends to LNC until such time as statutory-basis unassigned surplus is positive. The time frame for unassigned surplus to return to a positive position is dependent upon future statutory earnings and dividends paid to LNC. Although no assurance can be given, management believes that the approvals for the payment of such dividends, in amounts consistent with those paid in the past, can be obtained.

The Company is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the State of Indiana, the Company is also subject to the regulatory requirements that the State of New York imposes upon accredited reinsurers.

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS

LNC maintains defined benefit pension plans for its employees (including Company employees) and a defined contribution plan for the Company's agents. LNC also maintains 401(k) plans, deferred compensation plans, supplemental retirement plans, a salary continuation plan, supplemental executive retirement plan and postretirement medical and life insurance plans for its employees and agents (including the Company's employees and agents). The aggregate expenses and accumulated obligations for the Company's portion of these plans are not material to the Company's statutory-basis financial Statements of Operations or financial position for any of the periods shown.

LNC has various incentive plans for key employees, agents and directors of LNC and its subsidiaries that provide for the issuance of stock options, stock appreciation rights, restricted stock awards and stock incentive awards. These plans are comprised primarily of stock option incentive plans. Stock options awarded under the stock option incentive plans are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire ten years from the date of grant. Such options are transferable only upon death. Options granted prior to 1992 and are exercisable one year after the date of grant and options issued subsequent to 1991 become exercisable in 25% increments on the option issuance anniversary in the four year period following the grant anniversary date. A "reload option" feature was added in 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%.

As a result of changes in the interpretation of the existing accounting rules for stock options, LNC and the Company have decided not to continue issuing stock options to agents that do not meet the stringent definition of a common law employee. In 2000, LNC adopted a stock appreciation right ("SAR") program as a replacement to the agent stock option program. The first awards under this program were also made in 2000. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

The Company recognizes compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through income. This accounting treatment causes volatility in income as a result of changes in the market value of LNC stock. The Company hedges this volatility by purchasing call options on LNC stock. These call options are also marked-to-market through income.

As of December 31, 2000, there were 2,514,507 and 1,421,102 shares of LNC common stock subject to options granted to Company employees and agents, respectively, under the stock option incentive plans of which 951,229 and 572,139, respectively, were exercisable on that date. The exercise prices of the outstanding options range from $12.50 to $53.78. During 2000, 1999 and 1998 there were $190,100, 318,421 and 136,469 options exercised, respectively, and 383,364, 82,024 and 18,288 options forfeited, respectively.

As of December 31, 2000, there were 7,850 and 653,300 shares of LNC common stock subject to SARs granted to Company employees and agents, respectively, under the SAR program. Of the SARs granted, 3,400 granted to agents, were exercisable as of that date. The exercise prices of the outstanding SARs range from $24.72 to $48.19. During 2000, there were no SARS exercised and 5,100 SARs were forfeited.

Effective July 1, 1999, the Company's agent postretirement plan was changed to require agents retiring on or after that date to pay the full premium costs. This change to the Plan resulted in a one-time curtailment gain of $1,400,000 in 1999.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

DISABILITY INCOME CLAIMS
The liabilities for disability income claims, net of the related asset for amounts recoverable from reinsurers, at December 31, 2000 and 1999, were $242,700,000 and $221,600,000, respectively. The liability is based on the assumption that the recent experience will continue in the future. If incidence levels and/or claim termination rates fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, this liability may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

PERSONAL ACCIDENT PROGRAMS
From 1997 through 1999, the Company and its wholly owned subsidiary, LNH&C, reduced new writings of personal accident programs and has now exited the personal accident line of business. As an exited line of business, new agreements are not being entered into; however, the Company must continue to accept premiums for a limited period according to contract terms under agreements in force. As the existing block of personal accident programs runs off, management continues to review the status of the reserves associated with these programs, the development of related financial results.

The exited programs include certain excess-of-loss personal accident reinsurance programs created in the London market and certain workers' compensation carve-out programs managed by Unicover Managers, Inc. The aggregate liabilities associated with the exited personal accident line of business were $169,500,000 and $174,700,000 at December 31, 2000 and 1999, respectively.

The reserves for the various programs included within the personal accident line of business are based on various estimates that are subject to considerable uncertainty. Accordingly, the liability established for the personal accident line of business may prove to be deficient or excessive. However, it is management's opinion that future developments in the personal accident line of business will not materially affect the financial position of the Company.

HMO EXCESS-OF-LOSS REINSURANCE PROGRAMS
The liabilities for HMO excess-of-loss and group carrier medical claims, net of the related assets for amounts recoverable from reinsurers, was $48,300,000 and $101,900,000 at December 31, 2000 and 1999, respectively. LNH&C reviews reserve levels on an ongoing basis. The liabilities are based on the assumption that recent experience will continue in the future. If claims and loss ratios fluctuate significantly from the assumptions underlying the reserves, adjustments to reserves could be required in the future. Accordingly, the liability may prove to be deficient or excessive. However, it is management's opinion that such future developments will not materially affect the financial position of the Company.

MARKETING AND COMPLIANCE MATTERS
Regulators continue to focus on market conduct and compliance issues. Under certain circumstances, companies operating in the insurance and financial services markets have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company's management continues to monitor the Company's sales materials and compliance procedures and is making an extensive effort to minimize any potential liability. Due to the uncertainty surrounding such matters, it is not possible to provide a meaningful estimate of the range of potential outcomes at this time; however, it is management's opinion that such future development will not materially affect the financial position of the Company.

GROUP PENSION ANNUITIES
The liabilities for guaranteed interest and group pension annuity contracts, which are no longer being sold by the Company, are supported by a single portfolio of assets that attempts to match the duration of these liabilities. Due to the long-term nature of group pension annuities and the resulting inability to exactly match cash flows, a risk exists that future cash flows from investments will not be reinvested at rates as high as currently earned by the portfolio. Accordingly, these liabilities may prove to be deficient or excessive. However, it is management's opinion that such future development will not materially affect the financial position of the Company.

LEASES
The Company leases its home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide the Company with the right of first refusal to purchase the properties during the term of the lease, including renewal periods, at a price as defined in the agreements. The Company also has the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease ending in 2009 or on the last day of any of the renewal periods.

Total rental expense on operating leases in 2000, 1999 and 1998 was $45,600,000, $38,900,000 and $34,000,000, respectively. Future minimum rental commitments are as follows (in millions):

2001............................................  $ 41.6
2002............................................    39.3
2003............................................    36.1
2004............................................    34.8
2005............................................    34.5
Thereafter......................................   113.8
                                                  ------
                                                  $300.1
                                                  ======

INFORMATION TECHNOLOGY COMMITMENT
In February 1998, the Company signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. Total costs incurred in 2000, 1999 and 1998 were $65,100,000, $67,400,000 and
$54,800,000 respectively. Future minimum annual costs range from $40,900,000 to $56,800,000, however future costs are dependent on usage and could exceed these amounts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
INSURANCE CEDED AND ASSUMED
The Company cedes insurance to other companies, including certain affiliates. The portion of risks exceeding the Company's retention limit is reinsured with other insurers. The Company limits its maximum coverage that it retains on an individual to $10,000,000. Portions of the Company's deferred annuity business have also been coinsured with other companies to limit its exposure to interest rate risks. At December 31, 2000, the reserves associated with these reinsurance arrangements totaled $1,224,400,000. To cover products other than life insurance, the Company acquires other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The Company remains liable if its reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements.

Proceeds from the sale of common stock of American States Financial Corporation ("American States") and proceeds from the January 5, 1998 surplus note, were used to finance an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance and annuity business from CIGNA. The Company paid $1,264,400,000 to CIGNA on January 2, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $1,127,700,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $4,780,300,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities.

In connection with the completion of the CIGNA reinsurance transaction, the Company recorded a charge of $31,000,000 to cover certain costs of integrating the existing operations with the new block of business.

In 1999, the Company and CIGNA reached an agreement through arbitration on the final statutory-basis values of the assets and liabilities reinsured. As a result, the Company's ceding commission for this transaction was reduced by $58.6 million.

Subsequent to this transaction, the Company and LNY announced that they had reached an agreement to sell the administration rights to a variable annuity portfolio that had been acquired as part of the block of business assumed on January 2, 1998. This sale closed on October 12, 1998 with an effective date of September 1, 1998.

On October 1, 1998, the Company and LNY entered into an indemnity reinsurance transaction whereby the Company and LNY reinsured 100% of a block of individual life insurance business from Aetna. The Company paid $856,300,000 to Aetna on October 1, 1998 under the terms of the reinsurance agreement and recognized a ceding commission expense of $815,300,000 in 1998, which is included in the Statement of Operations line item "Underwriting, acquisition, insurance and other expenses." At the time of closing, this block of business had statutory liabilities of $2,813,800,000 that became the Company's obligation. The Company also received assets, measured on a historical statutory-basis, equal to the liabilities. The Company financed this reinsurance transaction with proceeds from short-term debt borrowings from LNC until the December 18, 1998 surplus note was approved by the Insurance Department. Subsequent to the Aetna transaction, the Company and LNY announced that they had reached an agreement to retrocede the sponsored life business assumed for $87,600,000. The retrocession agreement closed on October 14, 1998 with an effective date of October 1, 1998.

On November 1, 1999, the Company closed its previously announced agreement to transfer a block of disability income business to MetLife. Under this indemnity reinsurance agreement, the Company transferred $490,800,000 of cash to MetLife representing the statutory reserves transferred on this business less $17,800,000 of purchase price consideration. A gain on the reinsurance transaction of $71,800,000 was recorded directly in unassigned surplus and is being recognized in statutory earnings over the life of the business with $7,900,000 recognized in income in 2000.

The Company assumes insurance from other companies, including certain affiliates. At December 31, 2000, the Company provided $19,700,000 of statutory-basis surplus relief to other insurance companies under reinsurance transactions. The Company retroceded 100% of this accepted surplus relief to its off-shore reinsurance affiliates. Generally, such amounts are offset by corresponding receivables from the ceding company, which are secured by future profits on the reinsured business. However, the Company is subject to the risk that the ceding company may become insolvent and the right of offset would not be permitted.

The regulatory required liability for unsecured reserves ceded to unauthorized reinsurers was $16,700,000 and $17,300,000 at December 31, 2000 and 1999,
respectively.

VULNERABILITY FROM CONCENTRATIONS
At December 31, 2000, the Company did not have a material concentration of financial instruments in a single investee or industry. The Company's investments in mortgage loans principally involve commercial real estate. At December 31, 2000, 29% of such mortgages, or $1,169,300,000, involved properties located in Texas and California. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $62,000,000.

At December 31, 2000, the Company did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business; or 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to the Company's financial condition. Although the Company does not have any significant

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) concentration of customers, the Company's annuities division has a long-standing distribution relationship with American Funds Distributors that is significant to the Company. In 2000, the American Legacy Variable Annuity sold through American Funds Distributors accounted for approximately 44% of the Company's total gross annuity deposits. The relationship with American Funds Distributors is highly valued by the Company. Both the Company and American Funds Distributors are continuously seeking ways to increase sales and to retain the existing business.

OTHER CONTINGENCY MATTERS
The Company is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. Most of these proceedings are routine in the ordinary course of business. The Company maintains professional liability insurance coverage for certain claims in excess of $5,000,000. The degree of applicability of this coverage will depend on the specific facts of each proceeding. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting the financial position of the Company.

In early 2000, a lawsuit was filed against the Company by an annuity contractholder. In this case, the plaintiff sought class certification on behalf of all contractholders who acquired variable annuities from the Company to fund tax-deferred qualified retirement plans. The plaintiff claimed that marketing variable annuities for use in such plans is inappropriate. This action was recently dismissed without prejudice, but might be refiled in another form.

During the fourth quarter of 2000, the Company reached an agreement in principle to settle all class action lawsuits alleging fraud in the sale of non-variable universal life and participating whole life insurance policies. The agreement is subject to court approval and is expected to become final in 2001. It requires that the Company provide benefits and a claim process to policyholders who purchased non-variable universal life and participating whole life policies between January 1, 1981 and December 31, 1998. The settlement covers approximately 431,000 polices. Total charges recorded during 2000 for this preliminary settlement were $64,700,000.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The Company has accrued for expected assessments net of estimated future premium tax deductions.

DERIVATIVES
The Company has derivatives with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. The Company has entered into derivative transactions to reduce its exposure to fluctuations in interest rates, the widening of bond yield spreads over comparable maturity U.S. government obligations, credit risk, commodity risk and foreign exchange risks. In addition, the Company is subject to the risks associated with changes in the value of its derivatives; however, such changes in value generally are offset by changes in the value of the items being hedged by such contracts. Outstanding derivatives with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                              ASSETS (LIABILITIES)
                                                              ---------------------------------
                                          NOTIONAL OR         CARRYING  FAIR    CARRYING  FAIR
                                          CONTRACT AMOUNTS    VALUE     VALUE   VALUE     VALUE
                                          -----------------------------------------------------
                                          DECEMBER 31         DECEMBER 31       DECEMBER 31
                                          2000      1999      2000      2000    1999      1999
                                          -----------------------------------------------------
                                          (IN MILLIONS)
                                          -----------------------------------------------------
Interest rate derivatives:
  Interest rate cap agreements..........  $1,558.8  $2,508.8   $ 2.7    $  0.4   $ 5.2    $ 3.2
  Swaptions.............................   1,752.0   1,837.5     8.2       0.9    12.2     10.8
  Interest rate swaps...................     708.2     630.9      --      38.1      --    (19.5)
  Put options...........................        --      21.3      --        --      --      1.9
                                          --------  --------   -----    ------   -----    -----
                                           4,019.0   4,998.5    10.9      39.4    17.4     (3.6)
Foreign currency derivatives:
  Forward contracts.....................      37.5      44.2     2.6       2.5      --      (.4)
                                          --------  --------   -----    ------   -----    -----
                                          $4,056.5  $5,042.7   $13.5    $ 41.9   $17.4    $(4.0)
                                          ========  ========   =====    ======   =====    =====

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)
A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts at December 31 is as follows:

                                                              INTEREST RATE CAPS            SWAPTIONS
                                                              -----------------------------------------------------
                                                              2000           1999           2000           1999
                                                              -----------------------------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------------------------
Balance at beginning of year................................  $2,508.8       $4,108.8       $1,837.5       $1,899.5
Terminations and maturities.................................    (950.0)      (1,600.0)         (85.5)         (62.0)
                                                              --------       --------       --------       --------
Balance at end of year......................................  $1,558.8       $2,508.8       $1,752.0       $1,837.5
                                                              ========       ========       ========       ========

                                    INTEREST RATE SWAPS         SPREAD-LOCKS                        FINANCIAL FUTURES
                                    ---------------------------------------------------------------------------------------------
                                    2000          1999          2000          1999                  2000          1999
                                    ---------------------------------------------------------------------------------------------
Balance at beginning of year......  $ 630.9       $ 258.3       $    --       $            --       $    --       $            --
New contracts.....................    652.2         482.4         100.0                    --         267.2                    --
Terminations and maturities.......   (574.9)       (109.8)       (100.0)                   --        (267.2)                   --
                                    -------       -------       -------       ---------------       -------       ---------------
Balance at end of year............  $ 708.2       $ 630.9       $    --       $            --       $    --       $            --
                                    =======       =======       =======       ===============       =======       ===============

                                                              PUT OPTIONS              COMMODITY SWAPS
                                                              ----------------------------------------------------
                                                              2000         1999        2000                  1999
                                                              ----------------------------------------------------
Balance at beginning of year................................  $ 21.3       $21.3       $            --       $ 8.1
New contracts...............................................      --          --                    --          --
Terminations and maturities.................................   (21.3)         --                    --        (8.1)
                                                              ------       -----       ---------------       -----
Balance at end of year......................................  $   --       $21.3       $            --       $  --
                                                              ======       =====       ===============       =====

                                                              FOREIGN CURRENCY DERIVATIVES
                                                              (FOREIGN INVESTMENTS)
                                                              ---------------------------------------------------
                                                              FOREIGN EXCHANGE                  FOREIGN CURRENCY
                                                              FORWARD CONTRACTS                 SWAPS
                                                              ---------------------------------------------------
                                                              2000                  1999        2000        1999
                                                              ---------------------------------------------------
                                                              (IN MILLIONS)
                                                              ---------------------------------------------------
Balance at beginning of year................................  $            --       $ 1.5       $44.2       $47.2
New contracts...............................................               --         2.7          --          --
Terminations and maturities.................................               --        (4.2)       (6.7)       (3.0)
                                                              ---------------       -----       -----       -----
Balance at end of year......................................  $            --       $  --       $37.5       $44.2
                                                              ===============       =====       =====       =====

INTEREST RATE CAP AGREEMENTS
The interest rate cap agreements, which expire in 2001 through 2006, entitle the Company to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of the Company's interest rate cap agreement program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the interest rate caps is included in other investments (amortized costs of $2,700,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SWAPTIONS
Swaptions, which expire in 2002 through 2003, entitle the Company to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of the Company's swaption program is to protect its annuity line of business from the effect of rising interest rates. The premium paid for the swaptions is included in other investments (amortized cost of $8,200,000 as of December 31, 2000) and is being amortized over the terms of the agreements. This amortization is included in net investment income.

SPREAD LOCK AGREEMENTS
Spread-lock agreements provide for a lump sum payment to or by the Company, depending on whether the spread between the swap rate and a specified government security is

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

10. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED) larger or smaller than a contractually specified spread. Cash payments are based on the product of the notional amount, the spread between the swap rate and the yield of an equivalent maturity government security and the price sensitivity of the swap at that time. The purpose of the Company's spread-lock agreements program is to protect against widening of spreads. While spread-lock agreements are used periodically, there are no spread-lock agreements outstanding at December 31, 2000.

FINANCIAL FUTURES CONTRACTS
The Company used exchange-traded financial futures contracts to hedge against interest rate risks on a portion of its fixed maturity securities. Financial futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. They may be settled in cash or through delivery of the financial instrument. Cash settlements on the change in market values of financial futures contracts are made daily. There are no financial futures contracts outstanding at December 31, 2000.

INTEREST RATE SWAP AGREEMENTS
The Company uses interest rate swap agreements to hedge its exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. The Company is required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty at a predetermined interest rate. The net receipts/payments from interest rate swaps are recorded in net investment income. The Company also uses interest rate swap agreements to hedge its exposure to interest rate fluctuations related to the forecasted purchase of assets to support newly acquired blocks of business and certain other portfolios of assets. Once the assets are purchased, the gains (losses) resulting from the termination of the swap agreements will be applied to the basis of the assets. The gains (losses) will be recognized in earnings over the life of the assets. The forecasted purchase of assets related to certain other portfolios of assets is a continuing hedge program. Current interest rate swap positions in this program will hedge asset purchases in 2001.

PUT OPTIONS
The Company used put options, combined with various perpetual fixed income securities, and interest rate swaps to replicate fixed income, fixed maturity investments. The risk hedged is a drop in bond prices due to credit concerns with international bond issuers. The put options allowed the Company to put the bonds back to the counterparties at original par. The put options were sold in 2000.

COMMODITY SWAPS
The Company used a commodity swap to hedge its exposure to fluctuations in the price of gold. A commodity swap is a contractual agreement to exchange a certain amount of a particular commodity for a fixed amount of cash. The Company owned a fixed income security that met its coupon payment obligations in gold bullion. The Company is obligated to pay to the counterparty the gold bullion, and in return, receives from the counterparty a stream of fixed income payments. The fixed income payments were the product of the swap notional multiplied by the fixed rate stated in the swap agreement. The net receipts or payments from the commodity swap were recorded in net investment income. The fixed income security was called in 1999 and the commodity swap expired.

FOREIGN CURRENCY DERIVATIVES
The Company uses a combination of foreign exchange forward contracts and foreign currency swaps, both of which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. The foreign currency forward contracts obligate the Company to deliver a specified amount of currency at a future date at a specified exchange rate. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a rate of exchange in the future.

ADDITIONAL DERIVATIVE INFORMATION
Expenses for the agreements and contracts described above amounted to $7,300,000, $6,200,000 and $10,000,000 in 2000, 1999 and 1998, respectively.
Deferred gains and deferred losses of $800,000 and $7,000,000, respectively, as of December 31, 2000, were primarily the result of terminated interest rate swaps, spread-lock agreements, put options and financial futures contracts. The deferred losses are included with the related fixed maturity securities to which the hedge applied and the deferred gains are recorded as a liability. Both the deferred gains and the deferred losses are being amortized over the life of the securities to which the respective hedges applied.

--------------------------------------------------------------------------------
11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair values of the Company's financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

BONDS AND UNAFFILIATED COMMON STOCK
Fair values of bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED) current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values of unaffiliated common stocks are based on quoted market prices.

PREFERRED STOCK
Fair values of preferred stock are based on quoted market prices, where available. For preferred stock not actively traded, fair values are based on values of issues of comparable yield and quality.

MORTGAGE LOANS ON REAL ESTATE
The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price; or
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS
The estimated fair values of investments in policy loans are calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations are based on historical experience.

OTHER INVESTMENTS AND CASH AND SHORT-TERM INVESTMENTS
The carrying values for assets classified as other investments and cash and short-term investments in the accompanying statutory-basis balance sheets approximate their fair value.

INVESTMENT-TYPE INSURANCE CONTRACTS
The balance sheet captions, "Future policy benefits and claims" and "Other policyholder funds," include investment type insurance contracts (i.e., deposit contracts and guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions "Future policy benefits and claims" and "Other policyholder funds," that do not fit the definition of 'investment-type insurance contracts' are considered insurance contracts. Fair value disclosures are not required for these insurance contracts and have not been determined by the Company. It is the Company's position that the disclosure of the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about the Company's capital and surplus determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. The Company and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value.

SURPLUS NOTES DUE TO LNC
Fair values for surplus notes are estimated using discounted cash flow analysis based on the Company's current incremental borrowing rate for similar types of borrowing arrangements.

DERIVATIVES
The Company employs several different methods for determining the fair value of its derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on quoted market prices for the foreign currency exchange contracts and financial futures contracts and industry standard models that are commercially available for interest rate cap agreements, swaptions, spread-lock agreements, interest rate swaps, commodity swaps and put options.

INVESTMENT COMMITMENTS
Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates would take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS
Assets held in separate accounts are reported in the accompanying statutory-basis balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                                              DECEMBER 31
                                                              -------------------------------------------------
                                                              2000                      1999
                                                              -----------------------   -----------------------
                                                              CARRYING                  CARRYING
ASSETS (LIABILITIES)                                          VALUE        FAIR VALUE   VALUE        FAIR VALUE
---------------------------------------------------------------------------------------------------------------
                                                              (IN MILLIONS)
                                                              -------------------------------------------------
Bonds.......................................................  $ 21,852.5   $ 21,866.6   $ 22,985.0   $ 22,376.3
Preferred stocks............................................       261.7        239.5        253.8        223.6
Unaffiliated common stocks..................................       161.7        161.7        166.9        166.9
Mortgage loans on real estate...............................     4,102.0      4,132.8      4,211.5      4,104.0
Policy loans................................................     1,723.5      1,845.0      1,652.9      1,770.5
Other investments...........................................       485.0        485.0        426.6        426.6
Cash and short-term investments.............................     1,448.4      1,448.4      1,409.2      1,409.2
Investment-type insurance contracts:
  Deposit contracts and certain guaranteed interest
    contracts...............................................   (16,126.3)   (15,850.5)   (17,730.4)   (17,364.3)
  Remaining guaranteed interest and similar contracts.......      (243.8)      (247.9)      (454.7)      (465.1)
Short-term debt.............................................      (199.5)      (199.5)      (205.0)      (205.0)
Surplus notes due to LNC....................................     1,250.0      1,074.5     (1,250.0)    (1,022.1)
Derivatives.................................................        13.5         41.9         17.4         (4.0)
Investment commitments......................................          --          2.2           --         (0.8)
Separate account assets.....................................    43,904.6     43,904.6     46,105.1     46,105.1
Separate account liabilities................................   (43,904.6)   (43,904.6)   (46,105.1)   (46,105.1)

--------------------------------------------------------------------------------
12. TRANSACTIONS WITH AFFILIATES

LLAD has a nearly exclusive general agent's contract with the Company under which it sells the Company's products and provides the service that otherwise would be provided by a home office marketing department and regional offices. For providing these selling and marketing services, the Company paid LLAD override commissions of $57,500,000, $60,400,000 and $76,700,000 in 2000, 1999
and 1998, respectively. LLAD incurred expenses of $112,900,000, $113,400,000 and $102,400,000 in 2000, 1999 and 1998, respectively, in excess of the override commissions and operating expense allowances received from the Company, which the Company is not required to reimburse.

Cash and short-term investments at December 31, 2000 and 1999 include the Company's participation in a short-term cash management program with LNC of $377,700,000 and $390,300,000, respectively. Related investment income amounted to $24,000,000, $16,700,000 and $16,800,000 in 2000, 1999 and 1998,
respectively. The short-term loan payable to parent company at December 31, 2000 and 1999 represents notes payable to LNC.

The Company provides services to and receives services from affiliated companies which resulted in a net payment of $65,700,000, $49,400,000 and $92,100,000 in
2000, 1999 and 1998, respectively.

The Company cedes and accepts reinsurance from affiliated companies. Premiums in the accompanying statements of income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                               YEAR ENDED DECEMBER 31
                               2000       1999     1998
                               --------------------------
                               (IN MILLIONS)
                               --------------------------
Insurance assumed............  $   21.2   $ 19.7   $ 13.7
Insurance ceded..............   2,192.1    777.6    290.1

The balance sheets include reinsurance balances with affiliated companies as follows:

                                    DECEMBER 31
                                    2000           1999
                                    -----------------------
                                    (IN MILLIONS)
                                    -----------------------
Future policy benefits and claims
  assumed.........................  $  584.4       $  413.7
Future policy benefits and claims
  ceded...........................   1,682.8        1,680.4
Amounts recoverable on paid and
  unpaid losses...................     286.9          146.4
Reinsurance payable on paid
  losses..........................       9.3            8.8
Funds held under reinsurance
  treaties-net liability..........   3,294.6        2,106.4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

12. TRANSACTIONS WITH AFFILIATES (CONTINUED)
Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, the Company holds assets from the reinsurer, including funds held under reinsurance treaties, and is the beneficiary on letters of credit aggregating $709,500,000 and $917,300,000 at December 31, 2000 and 1999, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement. At December 31, 2000 and 1999, LNC had guaranteed $709,500,000 and $818,900,000, respectively, of these letters of credit. At December 31, 2000 and 1999, the Company has a receivable (included in the foregoing amounts) from affiliated insurance companies in the amount of $133,700,000 and $118,800,000, respectively, for statutory surplus relief received under financial reinsurance ceded agreements.

--------------------------------------------------------------------------------
13. SEPARATE ACCOUNTS

Separate account assets held by the Company consist primarily of long-term bonds, common stocks, short-term investments and mutual funds and are carried at market value. Substantially none of the separate accounts have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Separate account premiums, deposits and other considerations amounted to $5,708,600,000, $4,572,600,000 and $3,953,300,000 in 2000, 1999 and 1998,
respectively. Reserves for separate accounts with assets at fair value were $42,888,800,000 and $45,198,900,000 at December 31, 2000 and 1999, respectively.
All reserves are subject to discretionary withdrawal at market value.
A reconciliation of transfers to the Company from the separate accounts is as follows:

                                                              YEAR ENDED DECEMBER 31
                                                              2000       1999           1998
                                                              -----------------------------------
                                                              (IN MILLIONS)
                                                              -----------------------------------
Transfers as reported in the Summary of Operations of the
separate accounts:
  Transfers to separate accounts............................  $ 5,719.2  $ 4,573.2      $ 3,954.9
  Transfers from separate accounts..........................   (5,830.0)  (4,933.8)      (4,069.8)
                                                              ---------  ---------      ---------
Net transfers from separate accounts as reported in the
Summary of Operations.......................................  $  (110.8) $  (360.6)     $  (114.9)
                                                              =========  =========      =========

REPORT OF INDEPENDENT AUDITORS

Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Lincoln National Life Insurance Company (the "Company"), a wholly owned subsidiary of Lincoln National Corporation, as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Lincoln National Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting practices prescribed or permitted by the Indiana Department of Insurance.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
February 2, 2001

                                    PART II
                    CONTENTS OF THIS REGISTRATION STATEMENT

    This filing is made pursuant to Rule 6e-3(T)

UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

INDEMNIFICATION

(a)  Brief description of indemnification provisions.
     In general, Article VII of the By-Laws of The Lincoln
     National Life Insurance Company (LNL) provides that LNL will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of LNL, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, LNL. Certain additional conditions apply to indemnification in criminal proceedings.
     In particular, separate conditions govern indemnification of directors, officers, and employees of LNL in connection with suits by, or in the right of, LNL.
     Please refer to Article VII of the By-Laws of LNL (Exhibit
     No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b)  Undertaking pursuant to Rule 484 of Regulation C under the
     Securities Act of 1933.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF THE INVESTMENT COMPANY ACT OF
  1940

    Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the Policies registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln National Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT


    This Post-Effective Amendment No. 7 to the Registration Statement comprises the following papers and documents:


    The facing sheet.

    A reconciliation and tie-in of information shown in the Prospectus with the items of Form N-8B-2.


    The Prospectus consisting of 85 pages.


    The undertaking to file reports

    Indemnification

    The representation pursuant to Section 26(e) (2) (A) of the Investment Company Act of 1940

    The signatures

    Power of Attorney

    The written opinions/consents of the following persons:
    Robert A. Picarello, Esquire
    Vaughn W. Robbins, FSA
    Ernst & Young LLP

    The following exhibits:


 1. (1) Certified Resolution of the Board of Directors of the Company establishing the Account.(2)
     (2) Not applicable.
     (3) (a)  Selling Agreement between The Lincoln National Life
               Insurance Company and Lincoln Financial Advisors
               Corporation.(3)
         (b)  Not applicable.
         (c)  Commission Schedule (Revised).(2)
     (4) Not applicable.
     (5) (a)  Application.(2)
         (b)  Policy.(2)
     (6) (a)  Articles of Incorporation of the Company.(1)
         (b)  By-Laws of the Company.(1)
     (7) Not applicable.
     (8) Fund Participation Agreements and Amendments thereto:
           Lincoln National Funds
         (a)  Lincoln National Special Opportunities Fund, Inc.
         (b)  Lincoln National Social Awareness Fund, Inc.
         (c)  Lincoln National Global Asset Allocation Fund, Inc.
               (formerly, Lincoln National Putnam Master Fund, Inc.)
         (d)  Lincoln National Aggressive Growth, Fund, Inc.
         (e)  Lincoln National Money Market Fund, Inc.
         (f)  Lincoln National Managed Fund, Inc.
         (g)  Lincoln National International Fund, Inc.
         (h)  Lincoln National Bond Fund, Inc.

         (i)  Lincoln National Capital Appreciation Fund, Inc.
         (j)  Lincoln National Equity Income Fund, Inc.
         (k)  Lincoln National Growth & Income Fund, Inc. (formerly
               Lincoln National Growth Fund, Inc.)
         (l)  Delaware Group Premium Fund
     (9) Proposed Form of Indemnification Agreement (Revised).*
    (10) Form of Application see Exhibit 1(5)(a)
 2. See Exhibit 1(5)(b)
 3. Opinion and Consent of Robert A. Picarello, Esquire.
 4. Not applicable.
 5. Opinion and Consent of Vaughn W. Robbins, FSA, Assistant Vice
      President
 6. Consent of Ernst & Young LLP, Independent Auditors.
 7. Memorandum describing the Company's issuance, transfer and redemption and conversion procedures for the Policy.(2)
 8. N/A
 9. Other Exhibits.



*Previously filed as an Exhibit to the Registration Statement.



(1) Incorporated by reference to registration statement filed on Form S-6 (File No. 333-40745) filed on November 21, 1997.



(2) Incorporated by reference to registrant's Post-Effective Amendment No. 4 (File No. 033-76432) filed on April 20, 1998.



(3) Incorporated by reference to Post-Effective Amendment No. 1 Form S-6 (File No. 333-82663) filed on April 13, 2000.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account K (File No. 33-76432), has caused this Post-Effective Amendment No. 7 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 24th day of April, 2001. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.



                                  LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                            ACCOUNT K (Registrant)

                                By:              /s/ GARY W. PARKER
                                     ------------------------------------------
                                                   Gary W. Parker
                                     SENIOR VICE PRESIDENT THE LINCOLN NATIONAL
                                                        LIFE
                                                 INSURANCE COMPANY

                                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                                  (DEPOSITOR)

                                By:              /s/ GARY W. PARKER
                                     ------------------------------------------
                                                   Gary W. Parker
                                               SENIOR VICE PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to this Registration Statement (File
No. 33-76432) has been signed below on April 24, 2001 by the following persons, as officers and directors of the Depositor, in the capacities indicated:



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JON A. BOSCIA*                 President and Director (Principal Executive
     --------------------------------------        Officer)
                 Jon A. Boscia

               /s/ JOHN H. GOTTA*                 Chief Executive Officer of Life Insurance, Senior
     --------------------------------------        Vice President, Assistant Secretary, and Director
                 John H. Gotta

             /s/ LORRY J. STENSRUD*               Chief Executive Officer of Annuities, Executive
     --------------------------------------        Vice President and Director
               Lorry J. Stensrud

            /s/ LAWRENCE T. ROWLAND*
     --------------------------------------       Executive Vice President and Director
              Lawrence T. Rowland

               /s/ JANET CHRZAN*                  Senior Vice President, Chief Financial Officer and
     --------------------------------------        Director (Principal Financial Officer)
                  Janet Chrzan

               /s/ KEITH J. RYAN*                 Vice President, Controller and Chief Accounting
     --------------------------------------        Officer (Principal Accounting Officer)
                 Keith J. Ryan

            /s/ C.E. HALDEMAN, JR.*
     --------------------------------------       Director
            Charles E. Haldeman, Jr.

            /s/ RICHARD C. VAUGHAN*
     --------------------------------------       Director
               Richard C. Vaughan



                                          *By:         /s/ GARY W. PARKER

                                              ----------------------------------

                                                Gary W. Parker, pursuant to a
                                               Power of Attorney filed with this
                                               Post-Effective Amendment No. 7 to
                                                  the Registration Statement

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 28th day of January, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
               /s/ JON A. BOSCIA
     --------------------------------------       President and Director
                 Jon A. Boscia

               /s/ JOHN H. GOTTA                  Chief Executive Officer of Life Insurance, Senior
     --------------------------------------        Vice President, Assistant Secretary, and Director
                 John H. Gotta

             /s/ STEPHEN H. LEWIS *               Interim Chief Executive Officer of Annuities,
     --------------------------------------        Senior Vice President and Director
                Stephen H. Lewis

             /s/ RICHARD C. VAUGHAN
     --------------------------------------       Director
               Richard C. Vaughan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  * Subscribed and sworn to before me this
                                  28th day of January, 2000
                                  /s/ JANET L. LINDENBERG
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 7-10-2001

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert
A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 31st day of January, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
            /s/ LAWRENCE T. ROWLAND
     --------------------------------------       Executive Vice President and Director
              Lawrence T. Rowland

               /s/ KEITH J. RYAN                  Vice President, Controller and Chief Accounting
     --------------------------------------        Officer
                 Keith J. Ryan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  31st day of January, 2000
                                  /s/ JANET L. LINDENBERG
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 7-10-2001

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 11th day of August, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
             /s/ LORRY J. STENSRUD                Chief Executive Officer of Annuities, Executive
     --------------------------------------        Vice President and Director
               Lorry J. Stensrud



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ Sharlene K. Geer
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 2/29/08



                /s/ JANET CHRZAN                  Senior Vice President, Chief Financial Officer and
     --------------------------------------        Director
                  Janet Chrzan



STATE OF             )
INDIANA
                     )SS:
COUNTY OF ALLEN      )

                                  Subscribed and sworn to before me this
                                  11th day of August, 2000
                                  /s/ Janet L. Lindenberg
                                  -------------------------------
                                  Notary Public
                                  Commission Expires: 7-10-01

                               POWER OF ATTORNEY



    We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby severally constitute and appoint John H. Gotta, Robert A. Picarello and Gary W. Parker, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements on Form S-6, Form N-8B-2 and/or Form N-6, or any successors to these Forms, and amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement. The execution of this document by each of the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.



    WITNESS our hands and common seal on this 9th day of August, 2000.



                   SIGNATURE                                             TITLE
                   ---------                                             -----
            /s/ C. E. HALDEMAN, JR.
     --------------------------------------                            Director
            Charles E. Haldeman, Jr.